Exhibit 10.7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED

BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406

OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential

Executable version

EXCLUSIVE LICENSE AND COLLABORATION AGREEMENT

BETWEEN

LES LABORATOIRES SERVIER SAS

INSTITUT DE RECHERCHES INTERNATIONALES SERVIER SAS

AND

PFIZER INC.

CONFIDENTIAL

Exclusive License and Collaboration Agreement

This Exclusive License and Collaboration Agreement is entered into as of the 30 day of October, 2015 (the “Signing Date”) by and between Les Laboratoires Servier, a corporation incorporated under the laws of France having a principal place of business at 50 rue Carnot, 92150 Suresnes, France (“LLS”) and Institut de Recherches Internationales Servier, a corporation incorporated under the laws of France having its principal place of business at 50 rue Carnot, 92150 Suresnes, France (“IRIS”) (LLS and IRIS being together referred to as “Servier”), and Pfizer Inc., a Delaware corporation having its principal place of business at 235 E. 42nd Street, New York, New York 10017 (“Pfizer”). Servier and Pfizer are individually referred to herein as a “Party” and collectively, as the “Parties”.

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WHEREAS, Servier entered into a research, product development, option, license and commercialization agreement with Cellectis dated February 17, 2014, as will be amended by its first amendment (the “Servier / Cellectis Amendment”, together the “Servier / Cellectis Agreement”);

WHEREAS, Pfizer entered into a research collaboration and license agreement with Cellectis on June 17, 2014 (the “Pfizer / Cellectis Agreement”, which together with the Servier / Cellectis Agreement shall be referred to as the “Cellectis Agreements”);

WHEREAS, subject to Article 18, Servier will be granted under the Servier / Cellectis Agreement an exclusive worldwide license over the first CD19 Product (as set forth in Exhibit 1.10) and an exclusive option to get an exclusive worldwide license over additional CD19 Products and ROR1 Products (as such products are defined below);

WHEREAS, Pfizer has been granted under the Pfizer / Cellectis Agreement an exclusive worldwide license over the EGFRVIII Product (as such product is defined below);

WHEREAS, Servier and Pfizer desire to combine their respective expertise in the development, manufacture and commercialization of pharmaceutical products in the Field (as defined below) and establish a collaboration for the continued development, manufacture and commercialization of CD19 Product, possibly, ROR1 Product, and EGFRVIII Product, in accordance with the terms and conditions set forth herein;

WHEREAS, in the context of this collaboration, Servier and Pfizer wish to invest sufficient resources in the development of the Licensed Products to jointly complete development of the Licensed Products towards Marketing Approval;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

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ARTICLE 1. DEFINITIONS

Defined Terms. The following capitalized terms or derivatives thereof (verbs, nouns, singular, plural), when used in this Agreement, shall have the following meanings:

1.1    “Accounting Standards” means with respect to Servier, the International Financial Reporting Standards and with respect to Pfizer, the US Generally Accepted Accounting Principles, and any other internationally recognized accounting standards that may be adopted by either Party.

1.2    “Affiliates” means with respect to a Party, any person or entity, whether de jure or de facto, which directly or indirectly controls, is controlled by, or is under common control with such Party. Solely as used in this definition, the term “control” means (i) the ownership, directly or indirectly, beneficially or legally, of at least fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a person or entity in a particular jurisdiction) of such Party or other person or entity, as applicable, or such other comparable ownership interest with respect to any person or entity that is not a corporation; or (ii) the possession, directly or indirectly of the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of a Party or such other person or entity, as applicable.

1.3    “Agreement” means this Exclusive License and Collaboration Agreement together with the recitals and all exhibits, schedules and attachments hereto.

1.4    “Arbitrable Matter” means any dispute or claim concerning the validity, interpretation or construction of, compliance with, inducement of, or breach of, this Agreement, any dispute with respect to whether either Party is entitled to terminate this Agreement, and excluding only Litigable Matters.

1.5    “Attribute” means a particular genome modification obtained by nucleases or any other methods, including without limitation knock out, knock in and point mutations.

1.6    “Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in Paris, France or New York, United States of America, are authorized by applicable Law to remain closed.

1.7    “Calendar Quarter” means each three (3) consecutive calendar months ending on each March 31, June 30, September 30 and December 31.

1.8    “Calendar Year” means any period of time commencing on January 1 and ending on the next December 31.

1.9    “CD19” means the Target corresponding to the B lymphocyte antigen Cluster of Differentiation 19.

1.10    “CD19 Product” means any allogeneic anti-tumor adoptive T-cell expressing a single chain Cellectis CAR Targeting CD 19 and shall include as of the Effective Date the CD19 Product set forth in Exhibit 1.10.

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1.11    “Cellectis” means Cellectis SA, a company incorporated under the laws of France having a principal place of business at 8, rue de la Croix Jarry, 75013 Paris, France.

1.12    “Cellectis Agreements” has the meaning ascribed to it in the Recitals.

1.13    “Cellectis CAR” means a chimeric antigen receptor expressed from an experimentally validated Cellectis viral construct with specific molecular architecture and signaling domain sequences.

1.14    “Claim” means any charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand, including without limitation any investigation by a Competent Authority.

1.15    “Clinical Studies” means a research study in humans that is (i) conducted in accordance with international ethical and scientific quality standards for designing, conducting, recording and reporting research studies involving investigational medicinal products for human use and that involve the participation of human subjects, which standards are established through Laws, and (ii) designed to generate clinical data and results regarding a chemical compound or biological molecule in support of Marketing Approval, including any translational research studies. Clinical Studies include any Phase 1 Clinical Study, any Phase 2 Clinical Study, any Phase 3 Clinical Study or any Phase 4 Clinical Study.

1.16    “CMC” means chemistry, manufacturing and controls.

1.17    “Collaboration Targets” means CD 19, EGFRVIII, and, in the event Pfizer exercises its Option under Section 2.6, ROR1.

1.18    “Commercialization” means any and all activities of marketing, promoting, distributing, importing, offering for sale, having sold or selling the Licensed Products in the Field in the Pfizer Territory or the Servier Territory, as applicable, including without limitation defining pricing and reimbursement strategy and approval and pre-launch marketing strategy.

1.19    “Commercially Reasonable Efforts” means, with respect to any Party, the application by or on behalf of such Party of a level of resources and efforts to Develop, Manufacture or Commercialize the Pfizer Licensed Products with respect to Servier and the Servier Licensed Products with respect to Pfizer, as would normally be exerted and employed by such Party in pursuing the development, manufacture or commercialization of its other pharmaceutical products of a similar stage of product life, safety, efficacy, intellectual property profile (including the patent situation and the freedom to operate) and commercial potential. For clarity, it is understood that “Commercially Reasonable Efforts” shall be evaluated as a whole based on all relevant factors and may change over time, but shall not take into account: (i) any other pharmaceutical product such Party is then discovering, researching, developing, manufacturing, or commercializing, alone or with one or more collaborators, outside the Agreement; or (ii) the payments required to be made by such Party to the other Party pursuant to this Agreement.

1.20    “Competent Authority” means any court, tribunal, regulatory agency of (i) any national, federal, state, provincial, county, city or other political subdivision government,

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including the FDA, or (ii) any supranational body (including the EMA).

1.21    “Competing Product” means, [***].

1.22    “Competing Product Opt-In Trigger” means, with respect to a Competing Product, the occurrence of [***].

1.23    “Confidential Information” means any and all Know-How, information and Data of a confidential nature (including Joint Know-How), whether financial, business, legal, technical or non-technical, oral, written, or in electronic form, including information and data related to the Licensed Product, a Party, or any concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement, that is disclosed, supplied or otherwise made available by one Party or any of its Affiliates or Sublicensees (“Disclosing Party”) to the other Party or any of its Affiliates or Sublicensees (“Receiving Party”). All Confidential Information disclosed by a Party pursuant to the Confidential Agreement between Les Laboratoires Servier and Pfizer dated September 25, 2014 (the “Prior CDA”) shall be deemed to be Confidential Information of such Party pursuant to this Agreement (with the mutual understanding and agreement that any use and disclosure thereof that is authorized under ARTICLE 13 shall not be restricted by, or be deemed a violation of, such Prior CDA).

1.24    “Control”, “Controlled” or “Controlling” means, with respect to a subject item, the ability of a Party, whether arising by ownership, possession or pursuant to a license or sublicense, to grant licenses or sublicenses to another Party with respect to such subject item, as provided in this Agreement, without violating the terms of any agreement or other arrangement with any Third Party.

1.25    “Cover”, “Covered” or “Covering” means, with respect to a Licensed Product, as appropriate, and a Patent Right, that, in the absence of a (sub)license under, or ownership of, such Patent Right, the making, using, offering for sale, selling or importing of such a Licensed Product, as appropriate, with respect to a given country, would infringe a Valid Claim of such Patent Right.

1.26    “Data” means any and all non-aggregated and aggregated research, pharmacology, medicinal chemistry, pre-clinical, clinical, commercial, marketing, process development, manufacturing and other data or information, including investigator brochures and reports (both preliminary and final), statistical analyses, expert opinions and reports, and safety data, in each case generated from, or related to, Clinical Studies or non-clinical studies, research or testing specifically related or directed to Licensed Product. For the avoidance of doubt, Data shall be deemed Confidential Information of the Disclosing Party for the purposes of the Agreement.

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1.27    “Development” means with respect to a Licensed Product, the activities performed until and including the MAA filing and approval for the relevant Licensed Product in the Field, including without limitation: research, test method development and stability testing, assay development, toxicology, pharmacology, formulation, quality assurance, quality development, technology transfer, statistical analysis, process development, and scale-up, pharmacokinetic studies, data collection and management, Clinical Studies (including research to design Clinical Studies), regulatory affairs (including all necessary steps to Develop the Licensed Product as an orphan drug, obtaining scientific advices), project management, drug safety surveillance activities related to Clinical Studies, validation of methods and tests.

1.28    “Development Costs” means all costs incurred by either Party in accordance with the Global Research and Development Budget after the Effective Date for the Development of the Licensed Products pursuant to any Global Research and Development Plan, or Additional Study, as the context requires, comprising the sum of (i) Out-of-Pocket Costs and (ii) the FTE Costs incurred in relation thereto, provided that with respect to costs incurred for activities between the Effective Date and the IND Enabling Data Package with respect to CD19 and ROR1 Products, only the Parties’ Out-of-Pocket Costs shall be included in the Development Costs, to the exclusion of the Parties’ FTE Costs.

1.29    “Divest” means, with respect to a Competing Product, a divestiture of such Competing Product by or on behalf of a Party to a Third Party by sale, license or otherwise; provided, that, if such divestiture is made by a Party by way of one or more licenses or sublicenses, (i) such Party and its Affiliates shall not hold or retain any rights with respect to such Competing Product other than (a) the right to receive license fees, milestone payments and royalties on sales of products with respect to such Competing Product, (b) the right to defend claims of infringement, (c) the right to assert claims of infringement against persons who may infringe its intellectual property rights with respect to products derived from such Competing Product and (d) the right to otherwise control patent filings and patent term extensions connected with any licensed or sublicensed Patent Rights; and (ii) such Party and its Affiliates are not consulted with respect to, and do not otherwise participate in, any decisions (other than those described in clauses (b), (c) and (d) above), or otherwise collaborate with any Third Party, with respect to (y) the commercialization of products with respect to such Competing Product or (z) the commercial strategy with respect to products derived from such Competing Product.

1.30    “DMF” means a drug master file and all equivalents, and related proprietary dossiers, in any country or jurisdiction for a Licensed Product submitted or to be submitted by a Party to Competent Authorities.

1.31    “Dollars” or “USD” or “$” means U.S. dollars.

1.32    “EGFRVIII” means the Target corresponding to epidermal growth factor receptor VIII.

1.33    “EGFRVIII Product” means an allogeneic anti-tumor adoptive T-cell expressing a single chain Cellectis CAR Targeting EGFRVIII.

1.34    “EMA” means the European Medicines Agency or any successor agency thereto.

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1.35    “Environmental Laws” means all applicable Laws relating to (i) safety (including occupational health and safety), conservation, preservation or protection of human health, drinking water, natural resources, biota and the environment; (ii) the introduction of any chemical substances, products or finished articles into the stream of commerce; (iii) the imposition of any discharge levy or other economic instrument to prevent or reduce discharge of pollutants; (iv) the conduct of environmental impact assessment in connection with the design, development and operation of any facility or project; (v) the notification, classifications and labeling of new chemical substances; or (vi) the generation, use, storage, handling, treatment, transportation or disposal of Waste including without limitation any matters related to Releases and threatened Releases of Hazardous Materials.

1.36    “European Union” or “EU” means the European Union, as its membership may be altered from time to time, and any successor thereto.

1.37    “Executive Officer” means the General Manager and President of Oncology of Pfizer and the Vice President of Research and Development or the Vice President of Business Development & Licensing of Servier, or their duly authorized respective designees with equivalent decision-making authority with respect to matters under this Agreement.

1.38    “FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.39    “Field” means anti-tumor adoptive immunotherapy.

1.40    “First Commercial Sale” means the first sale to a Third Party of (i) a Servier Licensed Product by or under the authority of Pfizer or its Affiliates or Sublicensees or (ii) a Pfizer Licensed Product by or under the authority of Servier or its Affiliates or Sublicensees, in a country after receipt of the applicable Marketing Approval as well as any pricing and reimbursement approvals as desirable in such country, from the Competent Authorities in that country.

1.41    “FTE” means a full time equivalent person year of work performing activities hereunder. For clarity, indirect personnel (including support functions such as managerial, legal or business development) shall not constitute FTEs.

1.42    “FTE Costs” for a given period means the product of (i) the total FTEs (proportionately, on a per-FTE basis) dedicated by a Party or its Affiliates in the particular period to the direct performance of the activities allocated to such Party hereunder and (ii) the FTE Rate.

1.43    “FTE Rate” means, unless otherwise agreed between the Parties, a rate per FTE equal to USD [***] per annum (which may be prorated on a daily or hourly basis as necessary). The FTE Rate is “fully burdened” and will cover employee salaries, benefits, travel, and such facilities and equipment and other materials and services including ordinary laboratory and manufacturing consumables procured from distributors of relevant products as they may use. With respect to Clinical Trials, the Parties agree to allocate the internal costs on a basis to be negotiated by the Parties.

1.44    “Good Clinical Practice” or “GCP” means the then-current standards for Clinical Studies for pharmaceuticals, as set forth in the United States Food, Drug, and Cosmetic Act, as

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amended, and such standards of good clinical practice as are required by the Competent Authorities and other organizations in countries for which the applicable Licensed Product is intended to be developed.

1.45    “Good Laboratory Practice” or “GLP” means the international quality standard provided by the ICH for the design, conduct, performance, monitoring, auditing, recording, analyses, and reporting of Clinical Studies, which provides assurance that the data and reported results are credible and accurate, and that the rights, integrity, and confidentiality of the Clinical Study subjects are protected and includes any Laws of any Competent Authority which implements ICH GCP or establishes local good clinical practice requirements over and above ICH GCP, including as set forth in the United States Food, Drug, and Cosmetic Act, as amended or other applicable Law, and such standards of good laboratory practice as are required by the Competent Authorities and other organizations in countries for which the applicable Licensed Product is intended to be developed.

1.46    “Good Manufacturing Practices (cGMP)” or “GMP” or “cGMP” means (i) EC Directive 2003/94/EEC as amended from time to time and all the relevant associated detailed guidelines; (ii) the current principles and guidelines of Good Manufacturing Practice for medicinal products for human use as required by, but not limited to, the applicable sections of the US Federal Food, Drug and Cosmetic Act, the US Public Health Service Act, the US Code of Federal Regulations, Title 21, Parts 210 (Current Good Manufacturing Practice in Manufacturing, Processing, Packing or Holding of Drugs; General), and relevant US Food and Drug Administration Guidance and Points to Consider for drugs or biotechnology-derived products, as amended from time to time; and (iii) the equivalent current Law in any market.

1.47    “Hazardous Materials” means any and all materials (including without limitation substances, chemicals compounds, mixtures, products, byproducts, biologic agents, infectious agents, living or genetically modified materials, wastes, pollutants and contaminants), that are (i) (a) listed, classified, characterized or regulated pursuant to Environmental Laws; (b) identified or classified as “hazardous”, “dangerous”, “toxic”, “pollutant”, “contaminant”, “waste”, “irritant”, “corrosive”, “flammable”, “radioactive”, “reactive”, “carcinogenic”, “mutagenic”, “bioaccumulative”, or “persistent” in the environment; or (c) in quantity or concentration capable of causing harm or injury to human health, natural resources or the environment, if Released or resulting in human exposure; or (ii) petroleum products and their derivatives, asbestos-containing material, lead-based paint, polychlorinated biphenyls, urea formaldehyde, or viral, bacterial or fungal material.

1.48    “IND” means an Investigational New Drug Application as defined in the FD&C Act and applicable regulations promulgated thereunder by the FDA.

1.49    “IND Enabling Data Package” means the preclinical studies, UCART cells manufacturing and controls, regulatory, quality and any other Data necessary to proceed with an IND filing. An updated list of Patent Rights Controlled by Cellectis and Servier that are associated with such IN D Enabling Data Package shall be included therein.

1.50    “Indication” means a separate and distinct type of disease or medical condition in humans which a Licensed Product or Competing Product, as applicable, is intended to treat,

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prevent or diagnose. For example, Chronic Lymphocytic Leukemia will be an Indication, but the treatment in first line or in second line of Chronic Lymphocytic Leukemia will not be regarded as separate Indications.

1.51    “Interchangeable Drug Competition” means, with respect to Pfizer and any Servier Licensed Product or Servier and any Pfizer Licensed Product, the first sale of Interchangeable Drug of such Licensed Product in any country by one or more Third Parties (other than Sublicensees).

1.52    “Interchangeable Drug” means, with respect to any Licensed Product in any given country, any product which (i) is using chimeric antigen receptor technology and is Targeting the same Collaboration Target as such Licensed Product and (ii) is approved for use pursuant to a regulatory approval process governing approval of generic or interchangeable drugs based on the then-current standards for Regulatory Approval in such country, whether or not such regulatory approval was obtained using an abbreviated, expedited or other process, and references such Licensed Product as its reference product for purposes of such regulatory approval process.

1.53    “Investigator Sponsored Study” means any Clinical Study with respect to a Licensed Product where the sponsor of the study is a physician or group of physicians acting as sponsor-investigator and neither of the Parties nor any of their Affiliates accepts the role of sponsor or co-sponsor of such study.

1.54    “Joint Intellectual Property” or “Joint IP” means all intellectual property rights in Joint Inventions (which for the avoidance of doubt shall include Joint Know-How and Joint Patent Rights).

1.55    “Joint Invention” means an invention arising during the Term, where the Parties are sharing Development Costs pursuant to Section 2.6.4.1(i), 2.6.4.2(i), or 2.6.4.3(i) of this Agreement, that is (i) jointly created by one or more employees, consultants, or contractors of each Party or of any Affiliate or Sublicensee of such Party in the course of performing activities under this Agreement or (ii), created by one or more employees, consultants, or contractors of either Party or of any Affiliate or Sublicensee of such Party (alone or with the other Party or any Affiliate or Sublicensee of such other Party) in the course of performing activities under the Global Research and Development Plan, excluding in each case of (i) and (ii) any Pfizer Improvements.

1.56    “Joint Know-How” means all Know-How arising during the Term, where the Parties are sharing Development Costs pursuant to Section 2.6.4.1(i), 2.6.4.2(i), or2.6.4.3(i) of this Agreement, that is (i) jointly created by one or more employees, consultants, or contractors of each Party or of any Affiliate or Sublicensee of such Party in the course of performing activities under this Agreement or (ii) created by one or more employees, consultants, or contractors of either Party or of any Affiliate or Sublicensee of such Party (alone or with the other Party or any Affiliate or Sublicensee of such other Party) in the course of performing activities under the Global Research and Development Plan, excluding in each case of (i) and (ii) any Pfizer Improvements.

1.57    “Joint Patent Right” means a Patent Right that claims a Joint Invention.

1.58    “Know-How” means all technical information, techniques, Data, database rights, discoveries, inventions, practices, methods, knowledge, skill, experience, test data or information

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necessary for the discovery, development, manufacture use, sale or commercialization of a Licensed Product.

1.59    “Knowledge” means the actual knowledge of that Party’s officers, after reasonable internal inquiry but without having made any specific external inquiry.

1.60    “Laws” shall mean any applicable national, supranational, federal, state, local or foreign law, statute, ordinance, principle of common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit of any Competent Authority, including any rules, regulations, guidelines, directives or other requirements of Competent Authorities, and including all laws pertaining to the pharmaceutical industry or the healthcare industry and all anti-bribery or anti-corruption laws, as applicable.

1.61    “Licensed IP” means the Pfizer IP and the Servier IP.

1.62    “Licensed Patents” means the Pfizer Patent Rights and the Servier Patent Rights.

1.63    “Licensed Party” means Pfizer with respect to the Servier Licensed Products and Servier with respect to the Pfizer Licensed Products.

1.64    “Licensed Products” means the Pfizer Licensed Products and the Servier Licensed Products.

1.65    “Licensing Party” means Servier with respect to the Servier Licensed Products and Pfizer with respect to the Pfizer Licensed Products.

1.66    “Litigable Matter” means any dispute between the Parties concerning the validity, scope, enforceability, inventorship, or ownership of a Patent Right.

1.67    “MAA” means, in relation to any Licensed Product, an application filed or to be filed with the EMA (or equivalent national agency), for authorization to place a medicinal product on the market in the European Union (or any other territory).

1.68    “Manufacture” means with respect to a Licensed Product, any and all processes and activities conducted to manufacture preclinical, clinical and commercial quantities of such, in particular, the production, the manufacture, the processing, the filling, the packaging, the labeling, the inspection, the storage, the warehousing and the shipping of such Licensed Product. Manufacture shall also include the supply of any raw materials or packaging materials with respect thereto, or any intermediate of any of the foregoing, including process and cost optimization, process qualification and validation, commercial manufacture, stability and release testing, quality assurance and quality control. For clarity, “Manufacturing” has a correlative meaning.

1.69    “Manufacturing Costs” means the actual, fully-burdened cost of all Manufacturing activities, including raw materials, transportation, testing, unrecoverable taxes, direct labor and benefits, and the proportionate share (as determined pursuant to the subsequent sentence) of indirect Manufacturing costs, including Third Party Manufacturing costs. For clarity, such fully-burdened cost shall be calculated (i) on a normal full-capacity basis (with reasonable deductions for changeover and maintenance downtime) with the percentage allocable to

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Manufacturing Costs representing the number of runs of Licensed Product, as applicable, produced or performed as a percentage of the total number of runs, including those of other products, that could be Manufactured in such facility during a Calendar Year and (ii) in accordance with Accounting Standards, consistently applied. Costs that cannot be identified to a specific activity supporting product Manufacturing, such as charges for central corporate overhead that are not controllable by the Manufacturing plant, shall not be included in the determination of Manufacturing Costs. Unless otherwise agreed in writing between the Parties, Manufacturing Costs shall exclude any Development Costs, technology transfer related costs and Third Party License Payments. For the avoidance of doubt, Manufacturing Costs do not include any margin or mark-up relating to inter-company supply between the Manufacturing Party and its Affiliates (or among such Affiliates).

1.70    “Marketing Approval” shall mean all approvals, licenses, registrations or authorizations of the Competent Authorities in a country, necessary for the manufacture, use, storage, import, marketing and sale of the Licensed Product in such country, including the approval of an MAA or an NDA.

1.71    “Mutual Consent Matters” means (i) any matter, including changes, relating to the Global Research and Development Plan or (ii) any change(s) to any Global Research and Development Budget for a given Calendar Year which, alone or together with other changes to the Global Research and Development Budget for such Calendar Year, represent a change of more than [***] percent ([***]%) for such Calendar Year.

1.72    “NDA” means a New Drug Application, including all supplements and amendments thereto, for the approval of the Licensed Product as a new drug by the FDA.

1.73    “NDA Package” means the preclinical studies, Clinical Studies, manufacturing and controls, regulatory, quality and any other Data necessary to proceed with an NDA filing. An updated list of Patent Rights Controlled by Servier or Pfizer, as applicable, that is associated with such NDA Package shall be included therein.

1.74    “Net Sales” means, in the case of sales by or for the benefit of a Party, its Affiliates, and its Sublicensees (“Seller”) in such Party’s Respective Territory to independent, unrelated persons (“Buyers”) in bona fide arm’s length transactions (except as provided below with respect to clinical trial samples), the gross amount billed or invoiced by Seller with respect to the Servier Licensed Products with respect to Pfizer and the Pfizer Licensed Product with respect to Servier, during the Royalty Term, less the following deductions, in each case to the extent actually paid, granted or accrued by such Seller (each as recognized by either US GAAP or IFRS applied consistently throughout the calculation, as applicable) or allowed and taken by such Buyers and, in each case, not otherwise recovered by or reimbursed to Seller in connection with such Licensed Product (“Permitted Deductions”):

(a)    trade, cash, promotional, prompt payment or and quantity discounts;

(b)    returns, refunds, allowances, rebates and chargebacks;

(c)    Customs or excise duties, excise (including, but not limited to, the amount of any annual branded prescription drug manufacturer and importer fees attributable to the Servier

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Licensed Products or Pfizer Licensed Products paid by the Seller), sales or use taxes, consumption tax, value added tax or other taxes (except income taxes) or duties relating to sales taxes on sales (such as excise, sales or use taxes or value added tax);

(d)    taxes on sales of pharmaceutical specialties reimbursed pursuant to a government health service, health insurance, social insurance or similar social services program;

(e)    freight, insurance, packing costs and other transportation charges to the extent added to the sales price;

(f)    amounts repaid or credits taken by reason of rejections, defects or returns or because of retroactive price reductions, or due to recalls or Laws requiring rebates;

(g)    rebates taken by or fees paid to distributors, wholesalers, group purchasing organizations, pharmacy benefit management companies and management care entities and charge-backs;

(h)    rebates and/or discounts on sales of Licensed Products given to health insurance and other types of payers due to specific agreement (“claw-back” type of agreements) involving the Products;

(i)    the actual amount of any write-offs for bad debt; provided with respect to such write-off that an amount subsequently recovered or reversed with respect to such write-off will be treated as Net Sales in the quarter in which it is recovered or reversed; and

(j)    any other specifically identifiable amounts included in gross amounts invoiced for the Products, to the extent such amounts are customary deductions from net sales calculations in the pharmaceutical or biotechnology industries in the applicable country or country for reasons substantially equivalent to those listed above.

“Net Sales” shall not include any consideration received with respect to a sale, use or other disposition of any Licensed Product in a country for Development purposes or as samples or for charitable purposes. Notwithstanding the foregoing, the amounts invoiced by a Party, its Affiliates, or their Sublicensees for the sale of Licensed Product among such Party, its Affiliates or their respective Sublicensees for resale shall not be included in the computation of Net Sales hereunder and Net Sales shall be the gross invoice or contract price charged to the Third Party customer for that Product, less the Permitted Deductions. All of the foregoing elements of Net Sales calculations shall be determined in accordance with Accounting Standards.

1.75    “Non-Originating Party” means, with respect to each Competing Product, the Party that is not the Originating Party with respect to such Competing Product.

1.76    “Originating Party” means, with respect to any Competing Product, the Party that, or that whose Affiliate, owns or Controls such Competing Product.

1.77    “Out-of-Pocket Costs” means all direct project expenses paid or payable to Third Parties after the Effective Date, which are specifically identifiable and incurred for services or materials provided by them directly in their performance of the Development or Manufacture of

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the Licensed Products in the Servier Territory or the Pfizer Territory, as applicable; such expenses to have been recorded as income statement items in accordance with Accounting Standards and for the avoidance of doubt, not including pre-paid amounts (until expensed in accordance with Accounting Standards). For clarity, Out-of-Pocket Costs do not include capital expenditures, travel expenses or items intended to be covered by FTE costs.

1.78    “Patent Rights” means any and all (i) issued patents, including any extension, registration, confirmation, reissue, continuation, supplementary protection certificate, divisional, continuation-in-part, re-examination or renewal thereof, (ii) pending applications for all of the foregoing, and (iii) foreign counterparts of any of the foregoing; in each case to the extent the same has not been held, by a court of competent jurisdiction, to be invalid or unenforceable in a decision from which no appeal can be taken or from which no appeal was taken within the time permitted for appeal.

1.79    “Pfizer Improvements” means any Patent Right, Know-How or other intellectual property right (i) that is conceived or generated in the course of performing activities under the Global Research and Development Plan by or on behalf of employees, agents or independent contractors of Pfizer or any of its Affiliates, solely or jointly with the employees, agents or independent contractors of Servier or any of its Affiliates, and (ii) that (a) consists of a modification or improvement relating to the Pfizer Platform Technology and (b) is not primarily directed to one or more Licensed Products.

1.80    “Pfizer IP” means any and all Pfizer Patent Rights and Pfizer Know-How. For the avoidance of doubt, Pfizer IP shall include the UCART Technology Controlled by Pfizer solely for the Pfizer Licensed Products pursuant to the Pfizer / Cellectis Agreement and shall also include Pfizer’s interest in the Joint Intellectual Property.

1.81    “Pfizer Know-How” means all Know-How that is developed or Controlled by Pfizer and its Affiliates as of the Effective Date and thereafter during the Term, including Pfizer Improvements and Pfizer Platform Technology, and (i) that is used in connection with the Development, Manufacture or Commercialization of the Licensed Products or (ii) is reasonably necessary or useful for the Development, Manufacture or Commercialization of a Licensed Product.

1.82    “Pfizer Licensed Products” means the EGFRVIII Product.

1.83    “Pfizer Patent Rights” means all Patent Rights that are Controlled by Pfizer and its Affiliates as of the Effective Date and thereafter during the Term, including Pfizer Improvements and Pfizer Platform Technology, and that Cover, or would be reasonably necessary or useful for, the Development, Manufacture or Commercialization of the Licensed Products (including its composition, formulation, combination, product by process, or method of use, manufacture, preparation or administration). Pfizer Patent Rights shall include Pfizer’s interest in Joint Patent Rights that meet the above requirements.

1.84    “Pfizer Platform Technology” means any Patent Rights, Know-How or other intellectual property rights related to Pfizer’s proprietary antibodies, including nucleic acid and protein sequences thereof, protein engineering, antibody and product manufacturing and

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formulation, animal models, and target identification and validation, that are Controlled by Pfizer or any Affiliate of Pfizer as of the Effective Date or come into the Control of Pfizer or any Affiliate of Pfizer at any time during the Term and that is or was developed outside of this Agreement; provided that Pfizer Platform Technology will exclude UCART Technology.

1.85    “Pfizer Quarter” means each of the four thirteen week periods (i) with respect to the United States, commencing on January 1 of any Pfizer Year and (ii) with respect to any country in the Territory other than the United States, commencing on December 1 of any Pfizer Year.

1.86    “Pfizer Territory” means the United States of America and its territories and possessions for such Servier Licensed Product or, if and to the extent the license conversion provisions in this Agreement apply, in particular under Sections 2.6.4.1, 2.6.4.2, 2.6.4.3, or 2.7, all countries worldwide.

1.87    “Pfizer Year” means the twelve (12) month fiscal periods observed by Pfizer (i) commencing on January 1 with respect to the United States and (ii) commencing on December 1 with respect to any country other than the United States.

1.88    “Pharmaceutical Development” means design and process development and optimization of medicinal products for use in clinical trials and commercialization; including drug substance and drug product manufacturing processes, primary packaging, quality standards, stability testing, pre-First Commercial Sale engineering and conformance, CMC documentation and technology transfer to operations, expression vectors, cell banking systems, drug substance manufacturing and release, drug product formulation and release, purification, characterization and stability.

1.89    “Phase 1 Clinical Study” means a clinical study of a product in human subjects which provides for the first introduction into humans of a product, conducted in healthy volunteers or patients to obtain information on product safety, tolerability, pharmacological activity or pharmacokinetics, as more fully defined in 21 C.F.R. § 312.21(a) (or the non-United States equivalent thereof).

1.90    “Phase 1 Data Package” means the manufacturing and controls, regulatory, quality and any other Data relating to the first Phase 1 Clinical Study (including the reports for such Phase 1 Clinical Study). An updated list of Patent Rights Controlled by Servier or Pfizer, as applicable, that are associated with such Phase 1 Data Package shall be included therein.

1.91    “Phase 2 Clinical Study” means a clinical study of a product that is designed to establish the safety, dose ranging and efficacy of a product, which is prospectively designed to generate sufficient data (if successful) to commence pivotal clinical trials, as further defined in 21 C.F.R. § 312.21(b) (or the non-United States equivalent thereof).

1.92    “Phase 3 Clinical Study” means a pivotal clinical study of a product on sufficient numbers of patients that is designed to establish the efficacy and safety of a product, which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular Indication in a manner sufficient to file an NDA to obtain regulatory approval to market the product, as further defined in 21 C.F.R. § 312.21(c) (or the non-United States equivalent thereof).

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1.93    “Phase 4 Clinical Study” means a human clinical study which is conducted on a product after marketing approval of the product has been obtained from an appropriate Competent Authority, and includes (i) trials conducted voluntarily for enhancing marketing or scientific knowledge of an approved indication or (ii) trials conducted after marketing approval due to request or requirement of a Competent Authority or as a condition of a previously granted marketing approval.

1.94    “Pre-Clinical Costs” means, with respect to any Licensed Product, the Out-of-Pocket Costs to be incurred by either Party after the Effective Date and prior to the IND Enabling Data Package.

1.95    “Regulatory Exclusivity Rights” means, with respect to a Licensed Product and a particular country or regulatory jurisdiction, the exclusive legal right granted by the relevant Competent Authority either to market and sell such Licensed Product in that country or regulatory jurisdiction or the exclusive right to the use of or reference to clinical Data in relation to such Licensed Product in that country or regulatory jurisdiction.

1.96    “Regulatory Materials” means regulatory applications, submissions, dossiers, notifications, registrations, case reports forms, trial master file, common technical documents, question and answers with Competent Authorities, Marketing Approvals or other filings or communications made to or with, or other approvals granted by, a Competent Authority that are necessary or reasonably desirable in order to Develop, Manufacture or Commercialize a Licensed Product in a particular country or regulatory jurisdiction.

1.97    “Regulatory Approval” means any and all approvals, licenses, registrations or authorizations by a Competent Authority and necessary for the Development activities (including without limitation any applicable pricing, final labeling and reimbursement approvals of such Competent Authority), and any MAA or equivalent.

1.98    “Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the uncontrolled presence or the movement of Hazardous Materials through the ambient air, soil, subsurface water, groundwater, wetlands, lands or subsurface strata.

1.99    “Respective Territory” means with respect to Servier, the Servier Territory, and with respect to Pfizer, the Pfizer Territory.

1.100    “ROR1” means the Target corresponding to Tyrosine-protein kinase transmembrane receptor ROR1, also known as neurotrophic tyrosine kinase, receptor-related 1 (NTRKR1).

1.101    “ROR1 Product” means an allogeneic anti-tumor adoptive T-cell expressing a single chain Cellectis CAR Targeting ROR1.

1.102    “Royalty Term” means (i) with respect to the Royalties payable by Pfizer in the Pfizer Territory, on a country-by-country and Servier Licensed Product-by-Servier Licensed Product basis, the period commencing on the First Commercial Sale of a Servier Licensed Product in the Pfizer Territory and ending on the latest of (a) expiration of the last-to-expire Valid Claim of

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a Servier Patent Right that Covers such Servier Licensed Product in the Pfizer Territory, (b) the expiration of the Regulatory Exclusivity Rights with respect to such Servier Licensed Product in such country or (c) expiration of [***] from the First Commercial Sale with respect to such Servier Licensed Product in such country and (ii) with respect to the Royalties payable by Servier, on a country-by-country and Pfizer Licensed Product-by-Pfizer Licensed Product basis, the period commencing on the First Commercial Sale of a Pfizer Licensed Product in a country and ending on the latest of (a) expiration of the last-to-expire Valid Claim of a Pfizer Patent Right that Covers such Pfizer Licensed Product in such country, (b) the expiration of the Regulatory Exclusivity Rights with respect to such Pfizer Licensed Product in such country or (c) expiration of [***] years from the First Commercial Sale with respect to such Pfizer Licensed Product in such country.

1.103    “Second Generation CD19 Product” means the first CD19 Product with humanized scFV and altered gene knockout properties (CD52 knockout removed and dCK knockout added) or similar modifications.

1.104    “Servier IP” means any and all Servier Patent Rights and Servier Know-How. For the avoidance of doubt, Servier IP shall include the UCART Technology Controlled by Servier solely for the Servier Licensed Products pursuant to the Servier / Cellectis Agreement and shall also include Servier’s interest in the Joint Intellectual Property.

1.105    “Servier Know-How” means all Know-How that is developed or Controlled by Servier and its Affiliates as of the Effective Date and thereafter during the Term and (i) that is used in connection with the Development, Manufacture, or Commercialization of the Licensed Products or (ii) is reasonably necessary or useful for the Development, Manufacture, or Commercialization of a Licensed Product.

1.106    “Servier Licensed Products” means the first CD 19 Product (as set forth in Exhibit 1.10) and if the Option is exercised, additional CD19 Product(s) and ROR1 Product(s).

1.107    “Servier Patent Right” means all Patent Rights that are Controlled by Servier and its Affiliates as of the Effective Date and thereafter during the Term and that Cover, or would be reasonably necessary or useful for, the Development, Manufacture or Commercialization of the Licensed Products (including its composition, formulation, combination, product by process, or method of use, manufacture, preparation or administration). Servier Patent Rights shall include Servier’s interest in Joint Patent Rights that meet the above requirements.

1.108    “Servier Targeted Markets” means (i) the European Union and (ii) one of the following countries: Japan, China, Russia or Brazil, as selected by Servier in its sole discretion.

1.109    “Servier Territory” means the world other than the Pfizer Territory.

1.110    “Similar Product” means [***].

1.111    “Sublicensees” means a Third Party which is a sublicensee of either Party’s rights

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hereunder in accordance with the terms and conditions of this Agreement. For sake of clarity, Sublicensees do not include wholesalers, distributors or the like, even if they are granted a limited right to resell a Licensed Product sold to any of them, and, further, Sublicensees do not include such Party’s Affiliates.

1.112    “Target” means (i) a specific biological molecule that is identified by a GenBank accession number or similar information, or by its amino acid or nucleic acid sequence, and (ii) any biological molecule substantially similar in amino acid or nucleic acid sequence that has substantially the same biological function as a molecule disclosed in clause (i), including any naturally occurring mutant or allelic variant of a molecule disclosed in clause (i), including naturally occurring variants, mutants, transcriptional and post-transcriptional isoforms (e.g., alternative splice variants), and post-translational modification variants (e.g., protein processing, maturation and glycosylation variants); and (iii) truncated forms (including fragments thereof) which have a biological function substantially similar to that of any biological molecules disclosed in clause (i) or clause (ii).

1.113    “Targeting” means, when used to describe the relationship between a molecule and a Target, that the molecule (i) binds to the Target (or a portion thereof) and (ii) is designed or being developed to exert its biological effect in whole or in part through binding to such Target (or such portion thereof).

1.114    “Third Party” means any person or entity other than Pfizer, Servier and their respective Affiliates.

1.115    “Third Party License” means the Sole Third Party Licenses and the Joint Third Party Licenses.

1.116    “Third Party License Payments” means all amounts payable in accordance with Section 11.6.4 to a Third Party pursuant to any Third Party License in consideration of any rights (i) to Know-How or Patent Rights licensed by a Party under this Agreement, or (ii) that are otherwise necessary or useful for the Development, Manufacture or Commercialization of a Licensed Product in the Respective Territory of either Party, in each case to the extent such amount is due and payable after the Effective Date and reasonably allocable to a Licensed Product. Third Party License Payments shall include the following payments to the extent such amount is due and payable on or after the Effective Date and reasonably allocable to a Licensed Product: (a) upfront (including any fees paid in installments), annual or other periodic license fees or maintenance fees (including any minimum annual license fee), (b) royalties of any kind, and (c) milestone payments. For clarity, if an agreement with a Third Party is not a Third Party License, then any payment under such agreement shall not be Third Party License Payments hereunder.

1.117    “UCART Technology” means the Patent Rights and Know-How that are licensed separately by Cellectis to the Parties with respect to the Licensed Products pursuant to the Cellectis Agreements.

1.118    “Valid Claim” means a claim of an issued and unexpired patent or of a patent application, which claim has not been revoked or held invalid or unenforceable by a court or other government agency of competent jurisdiction or has not been held or admitted to be invalid or

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unenforceable through re-examination or disclaimer, reissue, opposition procedure, nullity suit or otherwise. Notwithstanding the foregoing, if a claim of a pending patent application has not issued as a claim of a patent within [***] after the filing date from which such claim takes priority, such claim shall not be a Valid Claim for the purposes of this Agreement, unless and until such claim issues as a claim of any issued patent (from and after which time the same would be deemed a Valid Claim subject to the first sentence of the definition above). With respect to a claim of a pending patent application, the phrase to “infringe a Valid Claim” shall mean to engage in activity that would infringe such claim if it were contained in an issued patent.

Additional Definitions. Each defined term used in this Agreement but not set forth above is defined in the body of this Agreement as indicated below.

Term	Section
“Accelerated Arbitration Procedure”	17.2.2
“Additional Servier Option Product”	2.6.4.3
“Additional Studies”	5.7
“Alliance Manager”	3.11
“Arbitration”	17.2.1
“Arbitration Request”	17.2.1
“Audited Party”	11.10.3
“Auditing Party”	11.10.3
“Authorized Recipients”	13.2
“Breaching Party”	16.2.1
“Cellectis Pre-Clinical Costs”	2.5.1
“Cellectis Work”	2.5
“Claim Notice”	15.3.1
“Commercialization Plans”	3.2.2.8
“Committee”	3.7
“Corrective Action”	7.2.1
“Dispute”	17.2.1
“Development and/or Commercial Supply Agreement”	8.3
“Effective Date”	18
“Global Research and Development Plan”	5.2
“Global Research and Development Budget”	5.2
“Initial ROR1 Licensed Product”	2.6.4.2
“IPOC”	3.5
“Joint Commercialization Committee” or “JCC”	3.6.1
“Joint Executive Committee” or “JEC”	3.1
“Joint Medical Plan”	6.2
“Joint Research and Development Committee” or “JRDC”	3.3
“Joint Steering Committee” or “JSC”	3.2
“Joint Third Party License”	11.6.4
“Manufacturing Budget”	3.4.5
“Manufacturing Party”	8.1
“Medical Journals”	13.7.1

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Term	Section
“Non-Breaching Party”	16.2.1
“Non-Proposing Party”	5.7.1
“Option”	2.6
“Option Exercise Notice”	2.6.3
“Pfizer Commercialization Plan”	9.1.3
“Pfizer Indemnitee”	15.2
“Pharmacovigilance Agreement”	7.5
“Proposing Party”	5.7.1
“Public Official or Entity”	17.12
“Quality Agreement”	8.4
“Reconciliation Report”	5.6.2
“Restricted Period”	10.1.1
“Royalties”	11.5
“Rules”	17.2.1
“Sales Milestone”	11.4
“SCC”	3.4
“Scientific Meeting”	13.7.2
“Scientific Paper”	13.7.1
“Selling Party”	11.8.2
“Servier Commercialization Plan”	9.2.3
“Servier Indemnitee”	15.1
“Servier Opt-In Exercise Notice”	2.8.1
“Servier Opt-In Right”	2.8
“Servier Option Product”	2.8
“Similar Product Opt-In Exercise Notice”	10.1.1.4
“Similar Product Opt-In Exercise Period”	10.1.1.4
“Similar Product Opt-In Right”	10.1.1
“Sole Third Party License”	11.6.3
“Substances”	4.2
“Term”	16.1
“VAT”	11.7.5
“Working Group”	3.10

ARTICLE 2 LICENSE GRANTS; SUBLICENSING; OPTION TO LICENSE

Section 2.1    License Grants.

2.1.1    License Grant by Servier. During the Term, in accordance with the terms and conditions of the Agreement, Servier hereby grants, and shall cause its Affiliates to grant, to Pfizer an exclusive license, with the right to grant sublicenses in accordance with Section 2.3 below, under the Servier IP, excluding UCART Technology Controlled by Servier solely with respect to EGFRVIII Products, solely to (a) Develop, have Developed, Manufacture, have Manufactured and use anywhere in the world solely

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for Commercialization of the Licensed Products in the Field in the Pfizer Territory and (b) Commercialize the Licensed Products in the Field in the Pfizer Territory. For the avoidance of doubt, the rights and licenses granted under this Section 2.1.1 with respect to ROR1 Products and any additional CD19 Product shall become effective in accordance with Sections 2.6.4.1, 2.6.4.2, 2.6.4.3, or 2.7 below.

2.1.2    License Grant by Pfizer. During the Term, in accordance with the terms and conditions of the Agreement, Pfizer hereby grants, and shall cause its Affiliates to grant, to Servier an exclusive license, with the right to grant sublicenses in accordance with Section 2.3below, under the Pfizer IP, excluding UCART Technology Controlled by Pfizer solely with respect to CD19 Products and ROR1 Products, solely to (a) Develop, have Developed, Manufacture, have Manufactured and use anywhere in the world solely for Commercialization of the Licensed Products in the Field in the Servier Territory and (b) Commercialize the Licensed Products in the Field in the Servier Territory,.

Section 2.2    Reciprocal Non-Exclusive Research License for Disclosed Know-How and Confidential Information. Without limiting any other license granted to either Party under this Agreement:

2.2.1    Pfizer hereby grants to Servier a non-exclusive, irrevocable, perpetual, royalty-free, fully paid-up, worldwide license, with the right to sublicense to Affiliates of Servier, to use solely for research purposes all Pfizer Know-How or Pfizer Confidential Information that is disclosed to Servier during the Term, but excluding any Pfizer Patent Rights and UCART Technology, provided, however, that Servier shall not have a right under this Section 2.2.1 to use such Pfizer Know-How or Pfizer Confidential Information for the sale or manufacture for sale of any pharmaceutical product or process.

2.2.2    Servier hereby grants to Pfizer a non-exclusive, irrevocable, perpetual, royalty-free, fully paid-up, worldwide license, with the right to sublicense to Affiliates of Pfizer, to use solely for research purposes all Servier Know-How or Servier Confidential Information that is disclosed to Pfizer during the Term, but excluding any Servier Patent Rights and UCART Technology, provided, however, that Pfizer shall not have a right under this Section 2.2.2 to use such Servier Know-How or Servier Confidential Information for the sale or manufacture for sale of any pharmaceutical product or process.

Section 2.3    Sublicensing. During the Term, each Party shall have the right, without the other Party’s prior written consent, to sublicense the rights granted to such Party under this Agreement in its Respective Territory to one or more of its Affiliates (solely for the purposes of exercising the sublicensing Party’s rights or performing the sublicensing Party’s obligations under this Agreement), or to a subcontractor only to the extent necessary to enable such subcontractor to provide subcontracted services in accordance with the Global Research and Development Plan or for the direct benefit of the sublicensing Party in accordance with the terms of this Agreement (e.g. contract research organization or contract manufacturing organization). Except as otherwise provided in the preceding sentence if a Party proposes to sublicense any of its rights, other than rights to

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Commercialize a Licensed Product, under Section 2.1 to a Third Party for such Third Party’s benefit, it shall first obtain the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed. Except as otherwise provided in this Section 2.3 if a Party proposes to sublicense its Commercialization rights, under Section 2.1 to a Third Party for such Third Party’s benefit, it shall inform the other Party, but the consent of the other Party shall not be necessary. The grant of any sublicense as permitted in this Section 2.3 shall not relieve the sublicensing Party of its obligations under this Agreement. Any such permitted sublicenses shall be consistent with and subject to the terms and conditions of this Agreement.

Section 2.4    Performance by Affiliates. Subject to the terms and conditions of this Agreement, each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to the Party granting such extension, which Party shall cause such Affiliate to comply with such applicable terms and provisions. Each Party shall remain primarily liable for any acts or omissions of its Affiliates.

Section 2.5    Pre-Clinical Development. During the Term, for each applicable Collaboration Target, including ROR1, each Party shall have the right to direct the other Party to direct Cellectis, pursuant to the applicable Cellectis Agreement, to complete pre-clinical research and development of Cellectis CARs directed to CD19, ROR1 or EGFRVIII, as applicable. In the event that a Party is interested in having Cellectis complete pre-clinical research and development of Cellectis CARs directed to CD19, ROR1 or EGFRVIII (the “Cellectis Work”) then such Party will notify the JRDC in writing and include in such notification the work which such Party intends to have Cellectis perform. Following receipt of such notification, the JRDC will discuss such proposed Cellectis Work at the next scheduled JRDC meeting, if not sooner, and either agree to include such Cellectis Work in the Global Research and Development Plan or not. If the JRDC agrees to include such Cellectis Work as part of the Global Research and Development Plan then any costs associated with such Cellectis Work will be treated as Development Costs. If the JRDC does not agree to include such Cellectis Work in the Global Research and Development Plan then:

2.5.1    Pfizer shall have the right to complete any such Cellectis Work directed to EGFRVIII pursuant to the Pfizer / Cellectis Agreement and shall have the right to direct Servier to direct Cellectis to complete any such Cellectis Work directed to CD19 or ROR1 pursuant to the Servier / Cellectis Agreement. If Pfizer notifies Servier in writing to direct Cellectis to complete any such Cellectis Work directed to CD19 or ROR1 pursuant to the Servier / Cellectis Agreement then Servier shall enter into good faith negotiations with Cellectis with respect to such Cellectis Work and shall receive written approval from Pfizer prior to finalizing any agreement with Cellectis regarding the scope and cost of such Cellectis Work. In the event that Pfizer agrees in writing to the scope and cost of the Cellectis Work to be performed by Cellectis then Pfizer shall have the obligation to pay Servier any Pre-Clinical Costs that may become due and owing by Servier to Cellectis for such Cellectis Work (the “Cellectis Pre-Clinical Costs”) and Servier shall

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use reasonable efforts to provide Pfizer the right to directly interact with Cellectis, and receive information, data, materials, know-how and reports directly from Cellectis, solely with respect to such approved Cellectis Work. In the event that Pfizer does not agree in writing to the scope and cost of the Cellectis Work to be performed by Cellectis then Pfizer shall have no obligation to pay Servier any Cellectis Pre-Clinical Costs that may become due and owing by Servier to Cellectis for such Cellectis Work.

2.5.2    Servier shall have the right to complete any such Cellectis Work directed to CD19 and ROR1 pursuant to the Servier / Cellectis Agreement and shall have the right to direct Pfizer to direct Cellectis to complete any such Cellectis Work directed to EGFRVIII pursuant to the Pfizer / Cellectis Agreement. If Servier notifies Pfizer in writing to direct Cellectis to complete any such Cellectis Work directed to EGFRVIII pursuant to the Pfizer / Cellectis Agreement then Pfizer shall enter into good faith negotiations with Cellectis with respect to such Cellectis Work and shall receive written approval from Servier prior to finalizing any agreement with Cellectis regarding the scope and cost of such Cellectis Work. In the event that Servier agrees in writing to the scope and cost of the Cellectis Work to be performed by Cellectis then Servier shall have the obligation to pay Pfizer any Cellectis Pre-Clinical Costs that may become due and owing by Pfizer to Cellectis for such Cellectis Work and Pfizer shall use reasonable efforts to provide Servier the right to directly interact with Cellectis, and receive information, data, materials, know-how and reports directly from Cellectis, solely with respect to such approved Cellectis Work. In the event that Servier does not agree in writing to the scope and cost of the Cellectis Work to be performed by Cellectis then Servier shall have no obligation to pay Pfizer any Cellectis Pre-Clinical Costs that may become due and owing by Pfizer to Cellectis for such Cellectis Work.

Section 2.6    Pfizer Option to License at IND. Servier hereby grants to Pfizer an exclusive option to include ROR1 Products or additional CD19 Products as Servier Licensed Products under this Agreement (each an “Option”). Each such Option shall be exercisable as follows:

2.6.1    Promptly upon, and in no event more than [***] after receipt of the IND Enabling Data Package for each Option, Servier shall provide the IND Enabling Data Package for such Option to Pfizer. Following receipt of the IND Enabling Data Package for each Option by Pfizer pursuant to the preceding sentence, Pfizer shall have [***] days to raise questions to Servier regarding such IND Enabling Data Package and such Option.

2.6.2    After such [***]-day period, Servier shall have [***] days to answer to such questions.

2.6.3    Within [***] days following Servier answering any questions as set forth in Section 2.6.2 above, Pfizer shall notify Servier in writing either that it directs Servier to notify Cellectis in writing that it exercises its Option to include ROR1 Products or additional CD19 Products as Servier Licensed Products under this Agreement (the “Option Exercise Notice”) or it decides not to exercise such Option.

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2.6.4    If Pfizer sends such Option Exercise Notice pursuant to Section 2.6.3 above, then:

2.6.4.1    Second Generation CD19 Product.

(i)    If Pfizer exercises its Option on the Second Generation CD19 Product and Servier notifies Pfizer in writing, prior to exercising its option with Cellectis, that it intends to pursue the development of such Second Generation CD19 Product in the Servier Targeted Markets in accordance with the Servier / Cellectis Agreement, then: (a) Servier shall pay Pfizer fifty percent (50%) of Pfizer’s Pre-Clinical Costs (including any payments made to Cellectis that are allocable to such Second Generation CD19 Product) actually incurred by Pfizer at the time the notification is made by Servier pursuant to this Section 2.6.4.1 and (b) promptly after the date of such Option Exercise Notice, Servier shall exercise the option on such Second Generation CD19 Product under the Servier / Cellectis Agreement and such Second Generation CD19 Product shall automatically be deemed to be a Servier Licensed Product with no further action required by either of the Parties.

(ii)    If Pfizer exercises its Option on the Second Generation CD19 Product and Servier (a) notifies Pfizer in writing, prior to exercising its option with Cellectis, that it does not intend to pursue the development of such Second Generation CD19 Product in accordance with the Servier / Cellectis Agreement or (b) fails to notify Pfizer in writing prior to the notification of Cellectis of the option exercise, then promptly after the date of such Option Exercise Notice, Servier shall exercise the option on such Second Generation CD19 Product under the Servier / Cellectis Agreement and such Second Generation CD19 Product shall automatically be deemed to be a Servier Licensed Product with no further action required by either of the Parties; provided that the license then granted to Pfizer by Servier pursuant to Section 2.1 for such Second Generation CD19 Product will be converted to a worldwide license, without any additional action by either Party, to include both the Servier Territory and the Pfizer Territory, in the event Servier is not pursuing the development of any CD19 Product in accordance with the Servier / Cellectis Agreement. In addition, Pfizer shall thereafter (i) relieve Servier from its development obligations under this Agreement with respect to such Second Generation CD19 Product (including pursuant to Section 5.3), (ii) in the event that milestone payments that become due and owing by Servier to Cellectis for such Second Generation CD19 Product pursuant to the Servier / Cellectis Agreement, make the milestone payments to Servier set forth in Schedule 2.6.4.2 with respect to such Second Generation CD19 Product and (iii) pay to Servier the Royalties on the Net Sales of such Second Generation CD19 Product pursuant to Sections 11.5 and 11.6, provided that Servier shall remain responsible for payment to Cellectis of any milestones and royalty payments related to such Second Generation CD19 Product that may become due and owing to Cellectis under the Servier / Cellectis Agreement.

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(iii)    If Pfizer fails to deliver the Option Exercise Notice in accordance with the above or if the Option is not exercised by Pfizer with respect to such Second Generation CD19 Product, then such Second Generation CD19 Product shall not be deemed to be a Servier Licensed Product, a Similar Product or a Competing Product pursuant to this Agreement.

2.6.4.2    Initial ROR1 Licensed Products.

(i)    If Pfizer exercises its Option on either, or both, of the first two ROR1 Licensed Products, one directed to liquid tumor Indications and one to solid tumor Indications, respectively (each, an “Initial ROR1 Licensed Product”) and Servier notifies Pfizer in writing, prior to exercising its option with Cellectis, that it intends to pursue the development of such Initial ROR1 Licensed Product in the Servier Targeted Markets in accordance with the Servier / Cellectis Agreement, then promptly after the date of such Option Exercise Notice, Servier shall exercise the option on such Initial ROR1 Licensed Product under the Servier / Cellectis Agreement and such Initial ROR1 Licensed Product shall automatically be deemed to be a Servier Licensed Product with no further action required by either of the Parties. If Servier has not contributed to the Cellectis Pre-Clinical Costs for such Additional Servier Option Product in accordance with this Agreement prior to the date of the applicable Option Exercise Notice, then Servier shall pay Pfizer fifty percent (50%) of Pfizer’s Pre-Clinical Costs (including any payments made to Cellectis that are allocable to such Additional Servier Option Product) actually incurred by Pfizer at the time the notification is made by Servier to Pfizer pursuant to this Section 2.6.4.2.

(ii)    If Pfizer exercises its Option on either Initial ROR1 Licensed Product and Servier (a) notifies Pfizer in writing, prior to exercising its option with Cellectis, that it does not intend to pursue the development of such Initial ROR1 Licensed Product in accordance with the Servier / Cellectis Agreement or (b) fails to notify Pfizer in writing prior to the notification of Cellectis of the option exercise, then promptly after the date of such Option Exercise Notice, Servier shall exercise the option on such Initial ROR1 Licensed Product under the Servier / Cellectis Agreement and such Initial ROR1 Licensed Product shall automatically be deemed to be a Servier Licensed Product with no further action required by either of the Parties; provided that the license then granted to Pfizer by Servier pursuant to Section 2.1 for such Initial ROR1 Licensed Product will be converted to a worldwide license, without any additional action by either Party, to include both the Servier Territory and the Pfizer Territory. In addition, Pfizer shall thereafter (i) relieve Servier from its development obligations under this Agreement with respect to such Initial ROR1 Licensed Product (including pursuant to Sections 5.3), (ii) in the event that milestone payments become due and owing by Servier to Cellectis for such Initial ROR1 Licensed Product pursuant to the Servier / Cellectis Agreement, make the milestone payments to Servier set forth in Schedule 2.6.4.2 with respect to such Initial ROR1 Licensed Product and (iii) pay to Servier the Royalties on the Net Sales of such Initial ROR1 Licensed Product pursuant to Sections 11.5 and 11.6, provided that

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Servier shall remain responsible for payment to Cellectis of any milestones and royalty payments related to such Initial ROR1 Licensed Product that may become due and owing to Cellectis under the Servier / Cellectis Agreement.

(iii)    If Pfizer fails to deliver the Option Exercise Notice in accordance with the above or if the Option is not exercised by Pfizer with respect to any given Initial ROR1 Licensed Product, then such Initial ROR1 Licensed Product shall not be deemed to be a Servier Licensed Product, a Similar Product or a Competing Product pursuant to this Agreement.

2.6.4.3    Additional Servier Option Products.

(i)    If Pfizer exercises its Option on any CD19 Product or ROR1 Product beyond the Second Generation CD 19 Product and the Initial ROR1 Licensed Products (each an “Additional Servier Option Product”) and Servier notifies Pfizer in writing, prior to exercising its option with Cellectis, that it intends to undertake to pursue the development of such Additional Servier Option Product in the Servier Targeted Markets in accordance with the Servier / Cellectis Agreement, then promptly after the date of such Option Exercise Notice, Servier shall exercise the option on such Additional Servier Option Product under the Servier / Cellectis Agreement and such Additional Servier Option Product shall automatically be deemed to be a Servier Licensed Product with no further action required by either of the Parties. If Servier has not contributed to the Cellectis Pre-Clinical Costs for such Additional Servier Option Product in accordance with this Agreement prior to the date of the applicable Option Exercise Notice, then Servier shall pay Pfizer fifty percent (50%) of Pfizer’s Pre-Clinical Costs (including any payments made to Cellectis that are allocable to such Additional Servier Option Product) actually incurred by Pfizer at the time the notification is made by Servier to Pfizer pursuant to this Section 2.6.4.3.

(ii)    If Pfizer exercises its Option on any given Additional Servier Option Product and Servier (a) notifies Pfizer in writing, prior to exercising its option with Cellectis, that it does not intend to pursue the development of such Additional Servier Option Product in accordance with the Servier / Cellectis Agreement or (b) fails to notify Pfizer in writing prior to the notification of Cellectis of the option exercise, then promptly after the date of such Option Exercise Notice, Servier shall exercise the option on such Additional Servier Option Product under the Servier / Cellectis Agreement and such Additional Servier Option Product shall automatically be deemed to be a Servier Licensed Product with no further action required by either of the Parties; provided that the license then granted to Pfizer by Servier pursuant to Section 2.1 for such Servier Option Product will be converted, without any additional action by either Party, to a worldwide license to include both the Servier Territory and the Pfizer Territory if the Servier / Cellectis Agreement requires that Servier use commercially reasonable efforts to develop such Additional Servier Option Product in the Servier Targeted Markets. In addition, Pfizer shall thereafter (i) relieve Servier from its development obligations under the Agreement solely with respect to such

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Additional Servier Option Product (including pursuant to Section 5.3 Section 5.5), (ii) in the event that milestone payments become due and owing by Servier to Cellectis for such Additional Servier Option Product pursuant to the Servier / Cellectis Agreement, make the milestone payments to Servier set forth in Schedule 2.6.4.2 with respect to such Additional Servier Option Product and (iii) pay to Servier the Royalties on the Net Sales of such Additional Servier Option Product pursuant to Sections 11.5 and 11.6, provided that Servier shall remain responsible for payment to Cellectis of any milestones and royalty payments related to such Additional Servier Option Product that may become due and owing to Cellectis under the Servier / Cellectis Agreement.

(iii)    If Pfizer fails to deliver the Option Exercise Notice in accordance with the above or if the Option is not exercised by Pfizer with respect to any given Additional Servier Option Product, then such Additional Servier Option Product shall not be deemed to be a Servier Licensed Product, a Similar Product or a Competing Product pursuant to this Agreement.

Section 2.7    Collaboration Target Abandonment. In the event that (i) Servier notifies Pfizer in writing that it elects not to Develop or Commercialize any CD19 or ROR1 Product in accordance with the Servier / Cellectis Agreement for the applicable Collaboration Target in the Servier Targeted Markets and (ii) Pfizer is Developing or Commercializing any Servier Licensed Product for such Collaboration Target under this Agreement, then Pfizer, at its sole discretion, may elect to have the license granted by Servier to Pfizer pursuant to Section 2.1 for such Servier Licensed Product converted to a worldwide license to include both the Servier Territory and the Pfizer Territory for such Target. Such conversion to a worldwide license will occur immediately upon Pfizer notifying Servier in writing of its election to convert such license to a worldwide license for such Servier Licensed Product. Servier will thereafter not have the right to Develop, Manufacture or Commercialize any Servier Licensed Product for such Target in the Servier Territory. Upon written notification by Pfizer of such election of a worldwide license, Pfizer shall thereafter (i) relieve Servier from its development obligations under the Agreement solely with respect to such Servier Licensed Product directed to such Collaboration Target (including pursuant to Section 5.3, (ii) in the event that milestone payments become due and owing by Servier to Cellectis for such Servier Licensed Product pursuant to the Servier / Cellectis Agreement, make the milestone payments to Servier set forth in Schedule 2.6.4.2 with respect to such Servier Licensed Product and (iii) pay to Servier the Royalties on the Net Sales of such Servier Licensed Product pursuant to Sections 11.5 and 11.6, provided that Servier shall remain responsible for payment to Cellectis of any milestones and royalty payments related to such Servier Licensed Product that may become due and owing to Cellectis under the Servier / Cellectis Agreement.

Section 2.8    Servier Product Opt-In. In the event that Pfizer exercises its Option with respect to any given CD19 Product or ROR1 Product pursuant to Section 2.6.4.1(ii), 2.6.4.2(ii), or 2.6.4.3(ii), (each, a “Servier Option Product”), then Servier shall have the right (the “Servier Opt-In Right”) for each such Servier Option Product to notify Pfizer in writing in accordance with the procedures set forth below that Servier intends to include such Servier Option Product for itself in the Servier Territory; provided, however, that the Servier Opt-In Right shall not be exercisable for ROR1 Products if Servier did not notify Pfizer pursuant to Section 2.6.4.2(i)

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that it intends to pursue the development of at least one Initial ROR1 Licensed Product in the Servier Targeted Markets in accordance with the Servier / Cellectis Agreement. The Servier Opt-In Right shall be exercisable as follows:

2.8.1    Servier shall have [***] days following delivery of the Phase 1 Data Package by Pfizer to Servier to raise questions to Pfizer regarding such Phase 1 Data Package and Servier Option Product. After such [***]-day period, Pfizer shall have [***] days to answer such questions. Within [***] days following Pfizer answering any questions, Servier shall either (i) send Pfizer a notice in writing that Servier exercises its Servier Opt-In Right on such Servier Option Product (each a “Servier Opt-In Exercise Notice”), or (ii) notify Pfizer in writing that Servier decides not to exercise its Servier Opt-In Right on such Servier Option Product at such time. If Servier fails to deliver the Servier Opt-In Exercise Notice in accordance with the above, then such Servier Opt-In Right for such Servier Option Product shall be deemed to have lapsed.

2.8.2    If Servier sends the Servier Opt-In Exercise Notice pursuant to Section 2.8.1 above, then:

2.8.2.1    Servier shall pay Pfizer, at the time Servier provides Pfizer the Servier Opt-In Exercise Notice, sixty percent (60%) of Pfizer’s development costs (including any payments made to Servier that are allocable to such Servier Option Product, if any) actually incurred and as set forth in the Phase 1 Data Package;

2.8.2.2    Servier shall pay Pfizer a non-refundable and non-deductible lump sum payment of [***] Euros (€[***]) to the extent that such Servier Option Product is an Additional Servier Option Product for which Pfizer paid Servier the [***] Euros (€[***]) option fee payment on Schedule 2.6.4.2;

2.8.2.3    Servier shall pay Pfizer a non-refundable and non-deductible lump sum payment of [***] Dollars ($[***]) to the extent that such Servier Option Product is an Initial ROR1 Licensed Product for which Pfizer paid Servier the [***] Dollars ($[***]) option fee payment set forth in Section 11.2;

2.8.2.4    Servier shall thereafter bear all applicable obligations of Servier under the Agreement with respect to such Servier Option Product, and Servier shall remain responsible for all milestones and royalty payments that may become due and owing to Cellectis following the date of such Servier Opt-In Exercise Notice pursuant to the Servier / Cellectis Agreement for such Servier Option Product;

2.8.2.5    such Servier Option Product will be treated as a Servier Licensed Product pursuant to this Agreement following the date of such Servier Opt-In Exercise Notice; and

2.8.2.6    if applicable, the license granted to Pfizer by Servier pursuant to Section 2.6.4.1, 2.6.4.2 or 2.6.4.3 for such Additional Servier Option Product will be converted back to a license for the original Pfizer Territory.

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2.8.3    In the event that Pfizer files an NDA for a Servier Option Product for which Pfizer only has rights to Develop and Commercialize in the United States of America and its territories and possessions (the license has not been converted to worldwide pursuant to the terms of this Agreement) then at any time following the filing of such NDA by Pfizer and delivery of the NDA Data Package by Pfizer to Servier for such Servier Option Product, Servier shall have the right to send Pfizer a Servier Opt-In Exercise Notice on such Servier Option Product. If Servier exercises the Servier Opt-In Right pursuant to this Section 2.8.3, then:

2.8.3.1    Servier shall, at the time Servier provides Pfizer the Servier Opt-In Exercise Notice, pay Pfizer [***] percent ([***]%) of Pfizer’s development costs (including any payments made to Servier pursuant to Schedule 2.6.4.2 that are allocable to such Servier Option Product, if any) actually incurred and as set forth in the NDA Package;

2.8.3.2    Servier shall pay Pfizer a non-refundable and non-deductible lump sum payment of [***] Euros (€[***]) to the extent that such Servier Option Product is an Additional Servier Option Product for which Pfizer paid Servier the [***] Euros (€[***])option fee payment on Schedule 2.6.4.2;

2.8.3.3    Servier shall pay Pfizer a non-refundable and non-deductible lump sum payment of [***] Dollars ($[***]) to the extent that such Servier Option Product is an Initial ROR1 Licensed Product for which Pfizer paid Servier the [***] Dollars ($[***]) option fee payment set forth in Section 11.2;

2.8.3.4    Servier shall pay Pfizer a royalty on Net Sales of such Servier Option Product by Servier in the Servier Territory as follows: (i) for that portion of annual Net Sales of such Servier Option Products in the Servier Territory that is equal to or less than [***] Euros (€[***]), the royalty rate shall be [***] percent ([***]%), and (ii) for that portion of annual Net Sales of such Servier Option Products in the Servier Territory that is greater than [***] Euros (€[***]), the royalty rate shall be [***] percent ([***]%);

2.8.3.5    Servier shall thereafter bear all applicable obligations of Servier under the Agreement with respect to such Servier Option Product, and Servier shall remain responsible for all milestones and royalty payment that may become due and owing to Cellectis following the date of such Servier Opt-In Exercise Notice pursuant to the Servier / Cellectis Agreement for such Servier Option Product; and

2.8.3.6    except as set forth above, such Servier Option Product will be treated as a Servier Licensed Product pursuant to this Agreement following the date of such Servier Opt-In Exercise Notice.

Section 2.9    Other Programs. Each Party understands and acknowledges that the other Party may have present or future initiatives or opportunities, including initiatives or opportunities with its Affiliates or Third Parties, involving products, programs, technologies or processes that are similar to, and in some instances may compete with, a Licensed Product,

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program, technology or process covered by this Agreement. Subject to ARTICLE 10 (Commercial Covenants), each Party acknowledges and agrees that nothing in this Agreement will be construed as a representation, warranty, covenant or inference that the other Party will not itself develop, manufacture or commercialize or enter into business relationships with one or more of its Affiliates or Third Parties to develop, manufacture or commercialize products, programs, technologies or processes that are similar to or that may compete with any product, program, technology or process covered by this Agreement, provided that, for clarity, neither Party will use Confidential Information of the other Party in connection therewith. For further clarity, Confidential Information of the other Party shall not include Joint IP, except that to the extent Joint IP arising during the Term under this Agreement would be defined as “Joint IP” under the Servier / Cellectis Agreement, the confidential treatment of such IP shall be governed by the terms of the Servier / Cellectis Agreement and any agreement between Pfizer and Cellectis related thereto.

ARTICLE 3 GOVERNANCE

Section 3.1    Joint Executive Committee. Within [***] days following the Effective Date, Pfizer and Servier shall establish a Joint Executive Committee (“Joint Executive Committee” or “JEC”) to manage the overall strategic alliance objectives and resolve any disputed matter as set out in Section 3.9 below.

Section 3.2    Joint Steering Committee.

3.2.1    Establishment. Within [***] days following the Effective Date, Pfizer and Servier shall establish a Joint Steering Committee (“Joint Steering Committee” or “JSC”) to oversee, review and coordinate the activities of the Parties under this Agreement with respect to Licensed Products which both Parties are Developing or Commercializing, including the development of the Licensed Products for registration, and the marketing, commercialization and distribution of the Licensed Products, in the Field in the Servier Territory and the Pfizer Territory, subject to the provisions of this ARTICLE 3 and provided that (i) Servier shall remain responsible for any interactions with Cellectis related to CD19 Product and ROR1 Product and (ii) Pfizer shall remain responsible for any interactions with Cellectis related to EGFRVIII Product. Each Party shall inform the other Party through the JSC as to the progress of the activities conducted under the Cellectis Agreements with respect to any Licensed Products.

3.2.2    Duties. The JSC shall:

3.2.2.1    review and approve the Global Research and Development Budget;

3.2.2.2    review and approve amendments to the Global Research and Development Plan proposed by the JRDC, including the Global Research and Development Budget;

3.2.2.3    review and approve the Manufacturing Budget (including any amendments to the Manufacturing Budget proposed by the SCC);

3.2.2.4    review the recommendations of the JRDC with respect to proposed Additional Studies;

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3.2.2.5    review and approve proposed Joint Third Party Licenses pursuant to Section

3.2.2.6    review and approve the regulatory as well as the intellectual property strategies for the Licensed Products in the Servier Territory and the Pfizer Territory (and substantive amendments and updates thereto);

3.2.2.7    review the Pfizer Commercialization Plan and the Servier Commercialization Plan (together the “Commercialization Plans”);

3.2.2.8    provide a forum for the Parties: (i) to discuss material issues pertaining to the Development, Manufacture and Commercialization of the Licensed Products for the Servier Territory and the Pfizer Territory, and matters pertaining to regulatory filings for the Licensed Products in the Servier Territory and the Pfizer Territory; and (ii) to coordinate their respective activities with respect to the foregoing matters;

3.2.2.9    review and appropriately resolve of any issues identified by the JRDC; and

3.2.2.10    perform such other duties as are specifically assigned to the JSC in this Agreement.

Section 3.3    Joint Research and Development Committee.

3.3.1    Establishment. Within [***] days following the Effective Date, Pfizer and Servier shall establish a joint research and development committee (“Joint Research and Development Committee” or “JRDC”) to plan, oversee and coordinate the conduct of the development activities necessary to obtain Marketing Approvals for the Licensed Product in the Servier Territory and the Pfizer Territory, as set forth in and subject to the provisions of this ARTICLE 3

3.3.2    Duties. The JRDC shall:

3.3.2.1    oversee the implementation of the Global Research and Development Plan within the JSC-approved Global Research and Development Budget;

3.3.2.2    review each Party’s execution of its responsibilities under the Global Research and Development Plan;

3.3.2.3    review and approve Clinical Study design and protocols for Clinical Studies included in the Global Research and Development Plan, including Clinical Study endpoints, clinical methodology, monitoring and auditing requirements for such Clinical Studies;

3.3.2.4    review and make recommendations on any proposed Additional Studies, and provide to the JSC recommendations on the same;

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3.3.2.5    review, propose and update the Global Research and Development Plan, including the Global Research and Development Budget set forth therein and the allocation of Development responsibilities between the Parties, as needed, but no less frequently than once each calendar half-year, and, from time to time, present to the JSC for review and approval proposed amendments to the Global Research and Development Plan, including the Global Research and Development Budget;

3.3.2.6    review and discuss safety issues related to the Licensed Products;

3.3.2.7    review, discuss, investigate and remediate, as appropriate, any significant issues related to patient safety or the integrity of the Clinical Study Data or non-compliance with GCP, GLP, GMP, applicable Laws, the Clinical Study protocol, or other applicable study requirements, and develop a process for escalation of any such issues;

3.3.2.8    review and discuss other operational decisions affecting the overall direction of the Clinical Studies; and

3.3.2.9    perform such other duties as are specifically assigned to the JRDC in this Agreement or delegated to the JRDC by the JSC.

Section 3.4    Supply Chain Committee.

3.4.1    Establishment. Within ninety (90) days following the Effective Date, Pfizer and Servier shall establish a supply chain committee (“SCC”) to oversee (i) the clinical and commercial supply of the Licensed Products, (ii) worldwide Manufacturing and sourcing strategies in support of the Development and Commercialization of the Licensed Products and (iii) the Pharmaceutical Development.

3.4.2    Duties. The SCC shall be responsible for the following operational matters with respect to Licensed Products hereunder:

3.4.2.1    reviewing Manufacturing Costs and yields, success rates and other relevant production statistics;

3.4.2.2    preparing a supply plan based on sales forecasts for each Licensed Product to be approved by the JSC; making recommendations to the JSC regarding capacity planning, supply plans and supply continuity planning for each Licensed Product for consistency with the forecasts, including consultation with the JRDC regarding clinical supply Manufacturing;

3.4.2.3    developing, for approval by the JSC, each annual budget for Pharmaceutical Development for the Licensed Products (the “Manufacturing Budget”) and any updates thereto;

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3.4.2.4    making recommendations to the JSC regarding using a Third Party to perform Manufacturing of the Licensed Product and reviewing Manufacturing Costs and environmental health and safety issues associated therewith;

3.4.2.5    making recommendations to the JSC regarding Licensed Product enhancements through lifecycle management processes; and

3.4.2.6    performing such other duties as are expressly assigned to the SCC by the JSC.

The SCC shall inform the JRDC regarding supply matters affecting the Development of each Licensed Product. [***] months prior to the planned First Commercial Sale of a Licensed Product the SCC shall also begin informing the JCC and JSC with respect to such supply matters, but shall continue to inform the JRDC, for example, with regard to Pharmaceutical Development matters. The members of the SCC may include representatives from pharmaceutical research and development or commercial operations as applicable to the Licensed Product stage.

Section 3.5    IPOC. Within thirty (30) days following the Effective Date, Pfizer and Servier shall establish an intellectual property committee (“IPOC”). The IPOC shall be responsible for overseeing all intellectual property matters related to the Licensed Products (including the Parties’ publication of materials regarding the Licensed Products, including with respect to the matters set forth below, and recommending strategies with respect thereto, but the IPOC shall not have any decision-making authority). The IPOC shall report to the JSC and shall attend JSC meetings at the request of the JSC co-chairs. The IPOC’s responsibilities shall include (i) providing guidance with respect to procedural matters regarding the prosecution and maintenance of intellectual property related to the Licensed Products; (ii) making recommendations, including to applicable Committees, regarding strategies for Product exclusivity and for obtaining, maintaining, defending and enforcing patent or trademark protection for Licensed Products, including claiming strategy, country scope for patent filings, trademark filing strategy, country scope for trademark filings, Patent Extensions, enforcement actions, freedom to operate clearances, challenges to Third Party blocking intellectual property and licensing strategies for intellectual property necessary or useful for the manufacture and importation of all Licensed Products; (iii) performing review and clearance of disclosures and publications of intellectual property related to Licensed Products as set forth in Section 13.7; (iv) serving as a forum for the prompt disclosure of all material issues relating to the intellectual property that is the subject of this Agreement; (v) facilitating cooperation between the Parties (including their respective internal and external counsels) on the intellectual property provisions set forth under this Agreement and local applicable Law in the Respective Territory; (vi) updating or reconfirming the anticipated market exclusivity period for each Licensed Product for the United States of America, the European Union and other markets as needed by applicable Committees, including in connection with the Global Research and Development Plan; and (vii) discussing and making recommendations to the JSC regarding Joint Third Party Licenses.

Section 3.6    Joint Commercialization Committee.

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3.6.1    Establishment. No later than on the filing date of the NDA for the first Licensed Product, Pfizer and Servier shall establish a joint commercialization committee (“Joint Commercialization Committee” or “JCC”) to oversee commercialization, marketing and promotion activities for the Licensed Products in the Servier Territory and the Pfizer Territory.

3.6.2    Duties. The JCC shall, subject to any applicable Laws:

3.6.2.1    subject to the oversight of the JSC, review the Commercialization Plans developed in accordance with Sections 9.1.3 and 9.2.3;

3.6.2.2    oversee the implementation of the Commercialization Plans; and

3.6.2.3    perform such other duties as are specifically assigned to the JCC in this Agreement or delegated to the JCC by the JSC.

Section 3.7    Committee Membership. The JEC, JSC, JRDC, SCC, JCC and IPOC (each, a “Committee”) shall each be composed of an equal number of representatives from each of Pfizer and Servier selected by such Party. Unless the Parties otherwise agree, the exact number of representatives for each of Pfizer and Servier shall be: (i) with respect to the JEC, two (2) representatives, each of whom shall be at the Senior Vice-President (or equivalent) level or above; and (ii) with respect to the JSC, JRDC, SCC and JCC, three (3) representatives. Either Party may replace its respective Committee representatives at any time with prior written notice to the other Party; provided that the criteria for composition of each Committee set forth in the preceding sentence continues to be satisfied following any such replacement of a Party’s representative on any such Committee.

Section 3.8    Committee Meetings. The JEC shall meet at least once each Calendar Year, or more as agreed by the Parties or as needed to resolve disputes matters as set out in Section 3.9. The JSC shall meet at least twice each Calendar Year or more or less often as otherwise agreed to by the Parties. The JRDC, SCC, IPOC and JCC shall meet at least once each Calendar Quarter, or as more or less often as otherwise agreed to by the Parties. All Committee meetings may be conducted by telephone, video-conference or in person as determined by the applicable Committee; provided that each Committee shall meet in person at least once each Calendar Year. Unless otherwise agreed by the Parties, all in-person meetings for each Committee shall be held on an alternating basis between Servier’s facilities and Pfizer’s facilities. Each Party shall bear its own personnel and travel costs and expenses relating to Committee meetings. With the consent of the Parties (not to be withheld unreasonably), other employee representatives of the Parties may attend any Committee meeting as non-voting observers.

Section 3.9    Decision-Making. Decisions of each Committee shall be made by unanimous vote, with at least one (1) representative from each Party participating in any vote. In the event the JRDC, SCC, IPOC or JCC fails to reach unanimous agreement with respect to a particular matter within its authority, then upon request by either Party, such matter shall be referred to the JSC for resolution. In the event the JSC fails to reach unanimous agreement with respect to a particular matter within its authority, then upon request by either Party, such matter shall be referred to the JEC for resolution. In the event that the JEC cannot reach unanimous

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agreement with respect to a particular matter, then either Party may, by written notice to the other Party, have such matter referred to the Executive Officers of both Parties who shall meet promptly and negotiate in good faith to resolve the dispute. If, despite such good faith efforts, the Executive Officers are unable to resolve such dispute and the matter is an Arbitrable Matter, then the provisions of Section 17.2 shall apply. Without prejudice to the foregoing:

3.9.1    other than with respect to Mutual Consent Matters, Servier shall have the deciding vote with respect to matters as they relate solely to the Development, Manufacture and Commercialization of the Licensed Products for use and sale in the Servier Territory provided the matter is not reasonably expected to have a material adverse effect on the Development, Manufacture or Commercialization of the Licensed Products in the Pfizer Territory;

3.9.2    other than with respect to Mutual Consent Matters, Pfizer shall have the deciding vote with respect to such matters as they relate solely to the use and sale of Licensed Products in the Pfizer Territory provided the matter is not reasonably expected to have a material adverse effect on the Development, Manufacture or Commercialization of the Licensed Products in the Servier Territory.

3.9.3    Mutual Consent Matters shall be resolved only by unanimous consent of the Executive Officers.

Section 3.10    Working Groups. From time to time, the JSC, JRDC, SCC, IPOC and JCC may establish and delegate duties to sub-committees or teams (each, a “Working Group”) to oversee particular projects or activities within their respective authority. Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the Committee that established such Working Group. Any Working Group established by a Committee shall be composed of an equal number of representatives from each of Pfizer and Servier, selected by such Party, and the total number of members of each Working Group will be determined by the Committee which establishes such Working Group. Each Working Group shall meet at such times and in such places as directed by the Committee which establishes such Working Group. In no event shall the authority of any Working Group exceed that specified for the Committee under which such Working Group is established, as set forth in this ARTICLE 3.

Section 3.11    Alliance Managers. Within thirty (30) days following the Effective Date, each Party shall appoint a representative (“Alliance Manager”) to facilitate communications between the Parties (including, coordinating the exchange of Data and know-how of each Party as required under this Agreement) and to act as a liaison between the Parties with respect to such other matters as the Parties may mutually agree in order to maximize the efficiency of the collaboration. Each Party may replace its Alliance Manager with an alternative representative at any time with prior written notice to the other Party. The Alliance Managers shall be entitled to attend all Committee meetings. Each Alliance Manager may bring any matter to the attention of the Committees where such Alliance Manager reasonably believes that such matter requires attention of the Committees. Each Alliance Manager shall be responsible with creating and maintaining a collaborative work environment within and among the Committees. Each Alliance Manager will also be responsible for:

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3.11.1    coordinating the relevant functional representatives of the Parties in developing and executing key strategies and plans for the Licensed Products in an effort to ensure consistency and efficiency within the Pfizer Territory and the Servier Territory;

3.11.2    providing a primary point of communication responsible for facilitating the flow of information and for seeking consensus both within the respective Party’s organization and together regarding key strategy and plan issues;

3.11.3    ensuring that the governance procedures and the rules set forth herein are complied with;

3.11.4    identifying and raising disputes to the relevant Committee for discussion in a timely manner; and

3.11.5    planning and coordinating internal and external communications in accordance with the terms of this Agreement.

Section 3.12    Scope of Governance. Notwithstanding the creation of the JEC, JSC, JRDC, SCC, IPOC, JCC or any Working Group, each Party shall retain the rights, powers and discretion granted to it hereunder, and no Committee shall be delegated or vested with rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing. No Committee shall have the power to amend or modify this Agreement, and no decision of any Committee shall be in contravention of any terms and conditions of this Agreement. The Alliance Managers shall not have any rights, powers or discretion except as expressly granted to the Alliance Managers hereunder and in no event shall the Alliance Managers have any right or power to modify or amend this Agreement. It is understood and agreed that issues to be formally decided by the JEC, JSC, JRDC, SCC, IPOC and JCC, as applicable, are only those specific issues that are expressly provided in this Agreement to be decided by the JEC, JSC, JRDC, SCC, IPOC and JCC, as applicable.

ARTICLE 4 PROVISION OF DATA, KNOW-HOW AND MATERIAL

Section 4.1    Know-How and Data Transfer. Subject to the restrictions on use set forth in Section 5.7, each Party shall (and shall cause its Affiliates and Sublicensees to) reasonably cooperate with the other Party to promptly share and provide access to (i) all Data generated under any Global Research and Development Plan or under any Additional Study and results within the Joint IP, and (ii) the Servier Know-How or the Pfizer Know-How, as the case may be. The JSC may establish, to the extent mutually agreed to by the Parties, reasonable policies to effectuate such exchange of Data and Know-How between the Parties.

Section 4.2    Materials. In order to facilitate the Global Research and Development Plan, either Party may provide to the other Party products or research materials (collectively, “Substances”) Controlled by the supplying Party for use by the other Party in furtherance of the Global Research and Development Plan. Except as otherwise provided under this Agreement, all such Substances (other than those Substances that constitute Joint Know-How) delivered to the other Party shall remain the sole property of the supplying Party. All Substances provided by one Party to the other shall be used only in furtherance of the Global Research and Development Plan. Upon expiration or termination of the Agreement, each Party shall return to the other Party all

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Substances received from such other Party, except for such Substances required to perform any obligations or exercise any rights continuing after such expiration or termination. The Substances supplied under this Section 4.2must be used with prudence and appropriate caution in any experimental work, since not all their characteristics may be known. THE SUBSTANCES ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR NON-INFRINGEMENT, WITHOUT LIMITING THE REPRESENTATIONS AND WARRANTIES PROVIDED UNDER ARTICLE 14, ANY WARRANTY THAT THE USE OF THE SUBSTANCES WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

Section 4.3    Disclaimer. Other than as expressly set forth in this Agreement, any Data disclosed by a Party to the other Party under this Agreement is provided on an “as is” basis, without any warranty (express or implied) of any kind, and the disclosing Party expressly disclaims all such warranties to the maximum extent permitted under applicable Laws. The receiving Party on behalf of itself and its Affiliates and Sublicensees accepts all risk and liability in relation to the use of the Data received from the disclosing Party under this Agreement, and shall indemnify and hold harmless the disclosing Party from any Third Party’s claim(s) based upon such Data.

ARTICLE 5 DEVELOPMENT ACTIVITIES

Section 5.1    The Parties will collaborate in the Development of the Licensed Products pursuant to the Global Research and Development Plan. Except as otherwise provided in the Global Research and Development Plan:

5.1.1    as from the Effective Date with respect to the first CD19 Product and EGFRVIII Product(s), and, upon exercise of the Option with respect to additional CD19 Product(s) and ROR1 Product(s), and subject to Section 5.8.1, Pfizer shall be solely responsible for Development activities directed to obtaining and for obtaining Marketing Approvals for Licensed Products in the Pfizer Territory, and

5.1.2    as from the Effective Date with respect to the first CD19 Product and EGFRVIII Product(s), and, upon notification to Pfizer pursuant to ARTICLE II, with respect to additional CD19 Product(s) and ROR1 Product(s), and subject to Section 5.8.1, Servier shall be solely responsible for Development activities directed to obtaining and for obtaining Marketing Approvals for Licensed Products in the Servier Territory.

Section 5.2    Global Research and Development Plan. The research and development activities to be conducted by each Party for each Licensed Product shall be conducted in accordance with one or more written research and development plans to be agreed to in writing by the Parties, which shall set forth the specific activities and the estimated timelines (together, the “Global Research and Development Plan”) and the associated budgets (together, the “Global Research and Development Budget”). The initial Global Research and Development Plan and Global Research and Development Budget are attached hereto as Exhibit 5.2. Beginning with the first full Calendar Year following the Effective Date, twice a year (no later than

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respectively June 30th and November 30th), or more often as the JRDC deems appropriate, the JRDC shall review and, as required, prepare an update and amendment to the Global Research and Development Plan and Global Research and Development Budget for approval by the JSC. Each such updated and amended Global Research and Development Plan shall reflect any changes, additions, re-prioritization of Clinical Studies or indications within, or reallocation of resources with respect to, the Development of the Licensed Products. Once approved by the JSC, an amended Global Research and Development Plan and Global Research and Development Budget shall become effective and supersede the previous Global Research and Development Plan and Global Research and Development Budget as of the date of such approval.

Section 5.3    Development Diligence.

5.3.1    Each Party shall use Commercially Reasonable Efforts to carry out the activities assigned to it under the Global Research and Development Plan within the Global Research and Development Budget.

5.3.2    Without prejudice to ARTICLE 2, Pfizer shall use Commercially Reasonable Efforts to Develop and obtain and maintain Marketing Approval in the Pfizer Territory in the Field (i) for at least one CD 19 Product, (ii) if the Option is exercised on either or both Initial ROR1 Licensed Product, with respect to such Initial ROR1 Licensed Product(s) and (iii) if the Option is exercised on any Additional Servier Option Product, with respect to such Additional Servier Option Product only to the extent required in accordance with the terms set forth in the Servier / Cellectis Agreement.

5.3.3    Servier shall use Commercially Reasonable Efforts to Develop and obtain and maintain Marketing Approval in the Servier Targeted Markets in the Field for at least one EGFRVIII Product.

Section 5.4    Responsibilities under the Global Research and Development Plan. The Parties will endeavor, to the extent appropriate, to have Clinical Studies conducted globally with one sponsor per study. To the extent that a Clinical Study is not conducted globally, Pfizer shall be the sponsor of all Clinical Studies conducted in the Pfizer Territory and Servier shall be the sponsor of all Clinical Studies conducted in the Servier Territory, provided that if Clinical Studies pursuant to the Global Research and Development Plan need to be conducted by the same sponsor both in the Pfizer Territory and in the Servier Territory, then the Parties will agree which Party shall be the sponsor.

Section 5.5    Pre-Clinical Costs and Development Costs.

5.5.1    The Pre-Clinical Costs for the Servier Licensed Products incurred by Servier shall be borne at [***] percent ([***]%) by Pfizer to the extent such Pre-Clinical Costs are specific to the Pfizer Territory and shall otherwise be borne at [***] percent ([***]%) by Servier, unless they are included in the Global Research and Development Budget and allocated pursuant to Section 5.5.3 below.

5.5.2    The Pre-Clinical Costs for the Pfizer Licensed Products incurred by Pfizer shall be borne at [***] percent ([***]%) by Servier to the extent such Pre-Clinical Costs are specific to the Servier Territory and shall be otherwise be borne at [***] percent

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([***]%) by Pfizer, unless they are included in the Global Research and Development Budget and allocated pursuant to Section 5.5.3 below.

5.5.3    The Development Costs incurred by the Parties pursuant to the Global Research and Development Plan in accordance with the Global Research and Development Budget will be borne at sixty percent (60%) by Pfizer and forty percent (40%) by Servier.

5.5.4    All costs and expenses incurred by the Parties in accordance with the Manufacturing Budget will be borne at sixty percent (60%) by Pfizer and forty percent (40%) by Servier.

Section 5.6    Reconciliation and Reimbursement.

5.6.1    Within sixty (60) days after the end of each Calendar Quarter, each Party shall provide the other Party with a detailed, activity-based statement of the Development Costs incurred pursuant to Section 5.5 in a format to be agreed upon by the Parties. The Parties will work together to establish an optimal inter-Party financial operating structure (including, if necessary, procedures and agreements between the Parties) which is consistent with the economic result contemplated herein and consistent to the extent feasible with each Party’s internal structures and procedures.

5.6.2    Within forty-five (45) days after the end of each Calendar Quarter, Servier shall provide Pfizer with a written report (the “Reconciliation Report”) setting forth, in a format to be agreed-upon by the Parties, the calculations of each Party’s share of such Development Costs for the previous Calendar Quarter. Such Reconciliation Report shall include for such Calendar Quarter (i) the total Development Costs incurred by each Party in accordance with Section 5.5, and each Party’s respective share thereof, and (ii) the net payment due from one Party to the other Party in accordance with this Section 5.6.

5.6.3    Any net payment owed from one Party to the other Party shall be paid within sixty (60) days following delivery of the Reconciliation Report, provided that if a Party disputes an amount provided in such Reconciliation Report then such disputed amount shall be reviewed by the JRDC, and any net payment owed with respect to the undisputed amounts shall be paid within the above set forth timeline. If requested by a Party, any invoices or other supporting documentation for any payments to a Third Party shall be promptly provided.

Section 5.7    Additional Studies.

5.7.1    If a Party (including through its Affiliates or Sublicensees) wishes to conduct or fund one or more additional non-clinical studies or Clinical Studies (beyond what is then included in an applicable Global Research and Development Plan for any Competent Authorities) (“Additional Studies”) in the Field for Development of the Licensed Products, such Party (the “Proposing Party”) shall notify the other Party (the “Non-Proposing Party”) and the JRDC in writing of such proposed Additional Studies and provide the Non-Proposing Party and the JRDC with any Data or publications supporting any such proposed Additional Studies. In such event, the JRDC shall consider such Additional Studies, the supporting Data and information in good faith. If, following review of the proposed Additional Studies and supporting information, the JRDC:

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5.7.1.1    agrees to include such Additional Studies as part of the Global Research and Development Plan then, the Proposing Party shall prepare an amendment to the applicable Global Research and Development Plan to include the proposed Additional Studies and related budget for review by JRDC and approval by the JSC;

5.7.1.2    does not agree to include such Additional Studies as part of the Global Research and Development Plan, other than for the reasons set forth in Section 5.7.1.3 below, the Proposing Party shall have the right to perform and fund the Additional Studies in its Respective Territory. Promptly following completion of any Additional Studies that are not included in the Global Research and Development Plan, the Proposing Party shall deliver a top-line summary of all Data resulting from such Additional Studies to the JRDC and the Non-Proposing Party; or

5.7.1.3    does not agree to include such Additional Studies as part of the Global Research and Development Plan, because of (i) material concerns as to safety of patients resulting from any such proposed Additional Studies or (ii) a reasonable expectation that such proposed Additional Studies would have a material adverse effect on the Non-Proposing Party’s interest in the applicable Licensed Products, then the Proposing Party shall have no right to perform or fund such proposed Additional Studies.

5.7.2    If the Non-Proposing Party wishes to obtain access to and have the right to use the Data resulting from any Additional Study in its Regulatory Materials to support any NDA or MAA filings or extension of a Regulatory Approval or any pricing and reimbursement applications, in its Respective Territory, it may do so by notice in writing to the Proposing Party at any time, provided that upon submission of the Data in the NDA or MAA filings or extension, the Non-Proposing Party shall reimburse the Proposing Party an amount equal to with respect to Pfizer, [***] percent ([***]%) of Servier’s Development Costs for the applicable Additional Study, and with respect to Servier, [***] percent ([***]%) of Pfizer Development Costs for the applicable Additional Study for use in the EU, and [***] for use in countries in the Servier Territory outside the EU.

5.7.3    Notwithstanding anything to the contrary in this Agreement, each Party shall have access to all Data resulting from Additional Studies conducted or funded by or on behalf of the other Party, its Affiliates and its Sublicensees and the right to use such Data at no cost to such Party solely as necessary to comply with safety reporting or other similar regulatory requirements in its Respective Territory, and such Party’s license rights and rights of reference to such Data shall be limited solely to such purpose or to other purposes to the extent that such other purposes are necessary to comply with applicable Laws.

Section 5.8    Studies in the Other Party’s Respective Territory (outside the Global Research and Development Plan).

5.8.1    In the event that, in furtherance of its Development activities for Licensed Product in its Respective Territory, a Party believes it needs to conduct Clinical Studies which include one or more sites in the other Party’s Respective Territory, then the requesting Party shall provide written notice to the JSC of the proposed trial design (including the most current

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protocol draft), Clinical Study size (estimated number of patients), the list of proposed countries involved in the Clinical Study and the purpose of and need for such Clinical Study, and seek the other Party’s consent, which consent shall not be unreasonably delayed, conditioned, or withheld, to conduct such Clinical Study using sites in such other Party’s Respective Territory; provided that such other Party’s consent shall not be required to the extent such Additional Studies do not compete with or otherwise interfere with any Clinical Studies related to the Licensed Product conducted or to be conducted by such other Party in its Respective Territory in accordance with the Global Research and Development Plan. The requesting Party will give good faith consideration to any comments provided by the other Party’s representatives on the JSC including the choice of the key opinion leaders and Clinical Study sites (such comments to be promptly provided within a reasonable time after receipt of the information relating to the trial design and Clinical Study size).

5.8.2    Neither Party shall provide Licensed Products or monetary support for any Investigator Sponsored Study for Licensed Products that are being Developed or Commercialized by both Parties under the Global Research and Development Plan, without the other Party’s prior written consent.

Section 5.9    Activities of Servier in Pfizer Territory. Notwithstanding anything to the contrary in this Agreement, and further notwithstanding any Data disclosed by Servier under this Agreement, the Parties agree and acknowledge that Servier shall have no involvement whatsoever in, and shall not be obligated to participate in, the Manufacture or Commercialization of Licensed Products in or for the Pfizer Territory other than to the extent expressly set forth in the Global Research and Development Plan and such other obligations as are expressly provided herein or except as agreed by Servier pursuant to Section 5.8.1.

Section 5.10    Reports. Each Party shall provide the other Party and the JRDC with regular reports detailing its Development activities, including any material issues relating to patient safety or Clinical Study Data integrity, compliance with applicable Laws, the Clinical Study protocol, and other applicable Clinical Study requirements, Development Costs under the Global Research and Development Plan and the results of such activities at each regularly scheduled JRDC meeting. Each Party shall also include in the regular reports a forecast of the amount by which the Party is above or below the Global Research and Development Budget, including above or below the amounts allocated for each Calendar Quarter or any given Clinical Study, promptly after the end of each Calendar Quarter. The format of all such reports shall be determined by the JRDC; provided that: (a) all Clinical Study reports shall be in e-CTD ready format; (b) reports for all non-Clinical Studies with a GLP status, shall be in e-CTD ready format; and (c) for non-GLP non-clinical studies, the conversion to the e-CTD ready format will be performed as soon as the Parties agree that: (i) the applicable study will be part of a dossier aiming to obtain a Marketing Approval or (ii) that the applicable study is necessary to support the submission of a clinical trial application or of any other regulatory submission that may ultimately require the study report to be promptly available for submission upon request by a Competent Authority.

Section 5.11    Development Records. Each Party shall (and shall cause its Sublicensees to) maintain complete and accurate records (in the form of technical notebooks or electronic files where appropriate) of all work conducted by it or on its behalf (including by Sublicensees) under the Global Research and Development Plan or in connection with Additional

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Studies for any Competent Authorities. Such records, including any electronic files where such Data may also be contained, shall fully and properly reflect all work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Each Party shall have the right to review and receive a copy of such records (including a copy of the databases) maintained by the other Party (including its Sublicensees) at reasonable times, but no more than [***] in any one Calendar Year, and to obtain access to source documents to the extent needed for patent or regulatory purposes or for other legal proceedings. The Parties may agree to set up an electronic data room in order to manage the exchange of information in a secure manner.

Section 5.12    Subcontracts. Each Party may perform any of its obligations under this Agreement through one or more subcontractors and consultants and shall provide information in that regard to the JRDC, provided that:

5.12.1    such Party remains responsible for the work allocated to, and payment to, such subcontractors and consultants as it selects to the same extent it would if it had done such work itself;

5.12.2    such Party ensures that the subcontractor or consultant is appropriately qualified and experienced to perform the relevant services or role;

5.12.3    the subcontractors and consultants undertake in writing obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties pursuant to ARTICLE 13 hereof or otherwise ensuring adequate protection;

5.12.4    the subcontractors and consultants undertake in writing obligations that comply in all material respects with the material provisions of this Agreement; and

5.12.5    the subcontractors and consultants assigning or granting a license securing adequate rights under all intellectual property developed in the course of performing any such work under the Global Research and Development Plan or in connection with Additional Studies for any Regulatory Authorities in the European Union to the Party retaining such subcontractors or consultants.

Section 5.13    Personnel. Each Party shall cause its employees, agents and its Affiliates conducting activities under this Agreement to, prior to commencing any such activities, have executed an agreement assigning any inventions and related intellectual property rights to the Party by whom they are employed or for whom they are providing services (or its designated Affiliate).

ARTICLE 6 MEDICAL AFFAIRS

Section 6.1    Medical Affairs. Each Party shall carry out medical affairs activities with respect to the Licensed Products in its Respective Territory in compliance with its applicable internal policies and procedures, and pursuant to the terms and conditions of this Agreement, the then-current and approved Global Research and Development Plan and Global Research and Development Budget and the Joint Medical Plan.

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Section 6.2    Joint Medical Plan. An annual joint medical plan (“Joint Medical Plan”) for the Territory shall be prepared by and approved by the JSC. In coordination with the global branding for the Product, each Joint Medical Plan shall include:

6.2.1    Establishing a budget for grants;

6.2.2    Scientific education;

6.2.3    Plans for Phase 4 Clinical Studies;

6.2.4    Medical information and drug safety plans;

6.2.5    Investigator-initiated trial policies and plans;

6.2.6    Risk evaluation and mitigation strategies (if applicable);

6.2.7    Publication planning; and

6.2.8    Plans for collaborating with co-operative groups if not addressed in the Global Research and Development Plan.

ARTICLE 7 REGULATORY MATTERS

Section 7.1    General

7.1.1    Diligence. The Parties shall use Commercially Reasonable Efforts to prepare and file all necessary Regulatory Materials for the Licensed Products with Competent Authorities in accordance with the respective responsibilities of the Parties as set forth in the Global Research and Development Plan and in this Agreement. Each Party shall reasonably cooperate with the other Party with respect to any and all regulatory matters for which the other Party is responsible.

7.1.2    Territory Responsibilities. Unless otherwise provided in the Global Research and Development Plan, (i) Servier shall be solely responsible and have the final authority with respect to regulatory activities (including preparing and filing all Regulatory Materials) regarding the Licensed Products in the Servier Territory in the Field and (ii) Pfizer shall be solely responsible and have the final authority with respect to all regulatory activities (including preparing and filing all Regulatory Materials) regarding the Licensed Products in the Pfizer Territory in the Field.

7.1.3    Ownership of Regulatory Materials, MAAs, NDAs and Marketing Approvals. Unless otherwise required under applicable Law or otherwise determined by the JRDC, ownership of the right, title and interest in and to any and all Regulatory Materials, MAAs, NDAs and Marketing Approvals directed to a Licensed Product in a country shall be held in the name of Pfizer for the Pfizer Territory and in the name of Servier for the Servier Territory, and the other Party shall execute all documents and take all actions as are reasonably requested by such Party to vest such title in such Party, subject to Section 12.1.

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7.1.4    Regulatory Communications and Filings. Each Party shall send to the other Party drafts of all material Regulatory Materials intended to be submitted to the Competent Authorities, with respect to Pfizer, in the Pfizer Territory, and with respect to Servier, those countries in the Servier Territory to be agreed to by the Parties throughout the Term, in draft form and give the other Party at least [***] days, or in the event of urgent filings, any shorter reasonable period of time, to comment on such drafts of Regulatory Materials, such comments to be considered in good faith and included by the Party receiving these comments in its sole discretion. Each Party shall notify the other Party of any material Regulatory Materials submitted to or received from the Competent Authorities, with respect to Pfizer, in the Pfizer Territory, and with respect to Servier, in the those countries in the Servier Territory to be agreed to by the Parties throughout the Term, and shall provide the other Party with copies thereof.

7.1.5    Regulatory Meetings. Each Party shall provide the other Party with reasonable advance notice of all material meetings, conferences, and discussions scheduled with the Competent Authorities, with respect to Pfizer, in the Pfizer Territory, and with respect to Servier, in the those countries in the Servier Territory to be agreed to by the Parties throughout the Term, concerning any Licensed Product, and shall consider in good faith any timely and reasonable input from the other Party in preparing for such meetings, conferences or discussion. Upon the request of the other Party, and to the extent legally permissible and not opposed by the relevant Competent Authority, Pfizer, in the Pfizer Territory, and Servier, in the Servier Territory, shall permit the other Party to attend any and all meetings with the applicable Competent Authority. At the request of the other Party and as acceptable to the Competent Authority, the meeting Party shall request (to the extent such request is appropriate in the good faith assessment of the meeting Party) that the applicable Competent Authority allow at least one (1) representative of the other Party to attend such meetings; provided, that the foregoing shall not apply to informal meetings or unscheduled teleconferences or meetings or teleconferences otherwise intended by the Competent Authority to be between it and the meeting Party’s representatives only. The other Party shall strictly follow the filing Party’s instructions with respect to any meeting which it attends, and shall not discuss the contents of any such meeting with any Competent Authority, except as required by applicable Law or authorized by the filing Party in writing.

7.1.6    Each Party shall, unless prohibited by Law, keep the other Party informed of material regulatory developments relating to each Licensed Product in the Pfizer Territory with respect to Pfizer and respect to Servier in the those countries in the Servier Territory to be agreed to by the Parties throughout the Term, including through regular reports at the JSC meetings.

7.1.7    In addition to the foregoing, Servier shall provide Pfizer and the JSC with semi-annual updates (or more frequently as determined by the JSC in case of material developments) with respect to regulatory activities (including preparing and filing all Regulatory Materials, MAA, and other Marketing Approval applications) regarding the Licensed Product in countries in the Servier Territory.

Section 7.2    Recall

7.2.1    Each Party shall notify the other Party as promptly as practicable following the discovery of any issue regarding any Licensed Product that would be relevant for

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purposes of determining whether any corrective action (e.g., recall, market withdrawal, or other corrective action) (“Corrective Action”) is required with respect to any Licensed Product. As promptly as possible following the issuance of any such notice the JSC or a crisis committee shall meet and discuss in good faith whether any Corrective Action is required with respect to any Licensed Product. In the event that the JSC or the crisis committee is unable to timely meet or the Parties are unable to timely agree via the JSC on any such recall, market withdrawal, or other Corrective Action:

7.2.1.1    Servier Territory. Servier, in its sole responsibility and discretion, shall be entitled to make all decisions with respect to any such Corrective Action with respect to any Licensed Product in the Servier Territory;

7.2.1.2    Pfizer Territory. Pfizer, in its sole responsibility and discretion, shall be entitled to make all decisions with respect to any such Corrective Action with respect to any Licensed Product in the Pfizer Territory.

7.2.2    Without prejudice to any indemnity provision with respect to the Manufacturing of the Licensed Product, all documented and reasonable costs associated with any Corrective Action shall be (i) borne by Servier, with respect to Corrective Actions in the Servier Territory and (ii) borne by Pfizer, with respect to Corrective Actions in the Pfizer Territory.

Section 7.3    Rights of Reference. Subject to Section 5.7, each Party hereby grants to the other Party a non-exclusive, non-transferable (except in connection with a permitted assignment, sublicense or subcontract under or of this Agreement) “right of reference” (as defined in 21 C.F.R. §314.3(b)) with respect to such Regulatory Materials and Data as such Party may own in accordance with Section 7.1.3 as necessary for the other Party to prepare, submit and maintain Regulatory Materials for which it is responsible hereunder or as otherwise necessary to perform its obligations or exercise its rights hereunder or to comply with applicable Law. Each Party shall, on written request by the other Party, provide to the other Party and to any specified Competent Authority a letter, in the form reasonably required by the other Party, acknowledging that the other Party (or its Affiliates and Sublicensees) has the above right of reference to any such Regulatory Materials. Each Party will provide, and cause its Affiliates to provide, reasonable cooperation to the other Party to effect the foregoing (including permitting such Party or any relevant Competent Authority to inspect any such Regulatory Materials upon reasonable notice). In the event that the Regulatory Materials to be cross-referenced, filed or incorporated by reference include any DMF of a Third Party manufacturer, such rights of cross-reference, filing or incorporation by reference shall be subject to such obligations and restrictions as the Party owning the Regulatory Materials containing such DMF may have to such Third Party manufacturer with respect to the use or disclosure of its DMF.

Section 7.4    Clinical Study Database Format. Before commencement of each Clinical Study pursuant to the Global Research and Development Plan, the Parties shall define the common database format to be used and other related data transfer and database requirements in order to fulfill both FDA and EMA requirements.

Section 7.5    Pharmacovigilance Agreement. As soon as reasonably practicable after the Effective Date, but not later than the initiation of the first Clinical Study with respect to a

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Licensed Product in any country, the Parties shall enter into a pharmacovigilance agreement (“Pharmacovigilance Agreement”), setting forth the worldwide pharmacovigilance responsibilities and procedures for (i) collecting, monitoring, evaluating, sharing and reporting to applicable Competent Authorities information regarding patient safety (including adverse drug) experiences that are or may be associated with Licensed Products and (ii) providing regulatory information to and support of the other Party with regard to regulatory obligations, provided, that, the Pharmacovigilance Agreement shall include the following guiding principles: (a) the Party holding the Marketing Approval shall primarily control the regulatory process and regulatory interactions and (b) the Parties shall work together collaboratively to the further purposes of this Agreement. This Pharmacovigilance Agreement shall be in accordance with, and enable both Parties to fulfil all local, national and regional regulatory reporting obligations under applicable Laws. To the extent there is any conflict between the terms and conditions of the Pharmacovigilance Agreement and this Agreement with respect to safety or regulatory matters only, the Pharmacovigilance Agreement shall control. All liability issues arising therefrom shall be subject to the indemnification provisions and the dispute resolution mechanism set forth in ARTICLE 15 and Section 17.2.

Section 7.6    Audits. Each Party shall have the right, at its sole cost and expense, to perform audits of the other Party’s Clinical Study conduct, pharmacovigilance, regulatory, and environmental, health and safety activities, including each Party’s oversight of any Third Party contracted to perform Clinical Study activities, including pharmacovigilance, regulatory or environmental health and safety activities as outlined in this Agreement and in compliance with applicable Laws, which audit right is exercisable at any time during the Term, provided that this audit right shall not be exercised by either Party more than [***] in any twelve (12) month period, or as reasonably necessary based on prior audits or information obtained during the performance of the Development Plan, and shall only be exercised during normal business hours upon reasonable advance written notice to the other Party.

Section 7.7    Safety Database and Safety Reporting. Each Party shall establish and thereafter maintain its own safety database for the Licensed Products for its Respective Territory. Without prejudice to the foregoing, Servier and Pfizer may each respectively establish and maintain a global safety database for the Servier Licensed Products and the Pfizer Licensed Products. With respect to a particular Clinical Study, the sponsor of the Clinical Study shall be responsible for the collection, assessment and safety reporting to Competent Authorities for the Clinical Study for which they are sponsor. Each Party shall be responsible for the preparation and maintenance of the Periodic Safety Update Reports, the Development Safety Update Reports and the Investigator’s Brochure for the Clinical Studies for which it is responsible, and as applicable, of the core safety data sheet, and will provide copies of each such document to the other Party. The Pharmacoviligance Agreement will contain any additional details related to safety data collection as agreed to by the Parties.

Section 7.8    Product Complaints and Returns. The Parties’ rights and obligations with respect to non-conformance and returns of Licensed Products shall be governed by, as and to the extent applicable, the Development and/or Commercial Supply Agreement, the Quality Agreement, or the Pharmacovigilance Agreement.

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Section 7.9    Clinical Trial Register. Each Party shall, in accordance with applicable Law and its internal policies, register, and publish the results or summaries of, Clinical Studies relating to each Licensed Product for which it is the Clinical Study sponsor on a clinical trial register maintained by it (or an equivalent register, or as otherwise required by applicable Law or such Party’s policies).

Section 7.10    No Use of Debarred Person. During the Term, each Party agrees that it will not use any employee, agent, consultant, contractor or subcontractor that is debarred by any Competent Authority or, to such Party’s Knowledge, is the subject of debarment proceedings by any Competent Authority. If either Party learns that any employee, agent, consultant, contractor or subcontractor performing on its behalf under this Agreement has been debarred by any Competent Authority, or has become the subject of debarment proceedings by any Competent Authority, it will promptly notify the other Party and will prohibit such employee, agent, consultant, contractor or subcontractor from further performing on its behalf under this Agreement.

Section 7.11    Notice of Investigation or Inquiry. If any Competent Authority (i) contacts a Party with respect to the alleged improper Development, Manufacture or Commercialization of Licensed Products (anywhere in the world), (ii) conducts, or gives notice of its intent to conduct, an inspection at such Party’s facilities, or any Third Party facilities, to the extent related to any Licensed Product (anywhere in the world), or (iii) takes, or gives notice of its intent to take, any other regulatory action with respect to any activity of such Party, or any Third Party, that could reasonably be expected to materially adversely affect any Development, Manufacturing or Commercialization activities with respect to any Licensed Product for use or sale anywhere in the world, then such Party shall promptly notify the other Party of such contact, inspection or notice. The inspected Party shall provide such other Party with copies of all pertinent information and documentation issued by any such Competent Authority as soon as reasonably practicable, and in any event within [***] Business Days after receipt, and the JSC and JRDC shall have the right to review and provide comment in advance, where feasible, of any responses that pertain thereto.

ARTICLE 8 MANUFACTURING AND SUPPLY

Section 8.1    Manufacturing Party. The Parties will use Commercially Reasonable Efforts to agree as to the appropriate Party or Third Party which will manufacture the Licensed Products for Development and Commercialization pursuant to this Agreement (the “Manufacturing Party”) and the Development and/or Commercial Supply Agreement set forth in Section 8.3.

Section 8.2    Manufacture by Cellectis. Servier shall be responsible for the conduct by Cellectis of the Manufacturing-related activities and Pharmaceutical Development for Servier Licensed Products in accordance with the Servier / Cellectis Agreement.

Section 8.3    Development and/or Commercial Supply Agreement. Whenever deemed appropriate by the Parties after the date hereof, the Parties shall determine which Party or Third Party shall be the Manufacturing Party and shall negotiate, in good faith, and enter into a written manufacturing and supply agreement (the “Development and/or Commercial Supply Agreement”) which sets forth the rights and obligations of the Parties in connection with the

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Manufacturing Party’s Manufacture of the Licensed Products for Development and Commercialization as provided in this Agreement.

Section 8.4    Quality Agreement. In connection with the negotiation and execution of a Development and/or Commercial Supply Agreement, the Parties shall also enter into a separate agreement with the Manufacturing Party or Third Party, as applicable, covering the quality control, quality assurance and validation of any Licensed Product delivered under such Development and/or Commercial Supply Agreement (the “Quality Agreement”). The Quality Agreement may be updated as required, independent of this Agreement. The Quality Agreement shall contain customary terms and conditions that are consistent with this Agreement, and shall set forth the respective requirements, roles and responsibilities of the Parties.

Section 8.5    Pricing. All Licensed Products to be supplied by a Party to the other Party pursuant to any Development and/or Commercial Supply Agreement shall be supplied at a transfer price equal to the supplying Party’s Manufacturing Costs or Out-of-Pocket Costs, as applicable, and any markups to be mutually agreed between the Parties and defined in the applicable Development and/or Commercial Supply Agreement.

Section 8.6    Technology Transfer. All Development and/or Commercial Supply Agreement(s) to be entered into by either Party or between the Parties with respect to a Licensed Product shall contain Manufacturing technology transfer provisions enabling each Party or its designee to Manufacture such Licensed Product, upon request of such Party.

ARTICLE 9 COMMERCIALIZATION

Section 9.1    Pfizer Territory

9.1.1    Exclusivity. Pfizer will have the exclusive right to Commercialize the Licensed Products in the Pfizer Territory and will be solely responsible for all aspects of the Commercialization of the Licensed Products in the Pfizer Territory, including planning and implementation, distribution, booking of sales, pricing, reimbursement and costs.

9.1.2    Commercially Reasonable Efforts. Pfizer shall itself, or through its Affiliates or Sublicensees, use Commercially Reasonable Efforts to Commercialize the Servier Licensed Products in the Pfizer Territory, commencing, on a Licensed Product-by-Licensed Product basis, upon receipt of Marketing Approval for the applicable Servier Licensed Product in the Pfizer Territory and continuing thereafter until the end of the last to expire Royalty Term with respect to such Servier Licensed Product in the Pfizer Territory.

9.1.3    Pfizer Commercialization Plan. Not later than one (1) year prior to the anticipated Marketing Approval of a Servier Licensed Product in the Pfizer Territory, Pfizer shall prepare and send to Servier for comment through the JSC, which comments Pfizer will consider in good faith, a Commercialization Plan for such Servier Licensed Product in the Pfizer Territory (the “Pfizer Commercialization Plan”). Further, on an annual basis (no later than June 30th of each Calendar Year following Marketing Approval of a Servier Licensed Product in the Pfizer Territory until the end of the last to expire Royalty Term in the Pfizer Territory), Pfizer shall prepare and send to Servier for comment through the JCC, which comments Pfizer will consider in good faith, any updates to the Pfizer Commercialization Plan.

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Section 9.2    Servier Territory

9.2.1    Exclusivity. Servier shall have the exclusive right to Commercialize the Licensed Products in countries in the Servier Territory and will be solely responsible for all aspects of the Commercialization of the Licensed Products in the Servier Territory, including planning and implementation, distribution, booking of sales, pricing, reimbursement and costs.

9.2.2    Commercially Reasonable Efforts. Servier shall itself, or through its Affiliates or Sublicensees, use Commercially Reasonable Efforts to Commercialize the Pfizer Licensed Products in the Servier Targeted Markets, commencing, on a country-by-country and Licensed Product-by-Licensed Product basis, upon receipt of Marketing Approval for the applicable Pfizer Licensed Product in the applicable country in the Servier Targeted Markets and continuing thereafter until the end of the last to expire Royalty Term with respect to such Pfizer Licensed Product in such country.

9.2.3    Servier Commercialization Plan. Not later than one (1) year prior to the anticipated Marketing Approval of a Pfizer Licensed Product in the Servier Territory, Servier shall prepare and send to Pfizer for comment through the JSC, which comments Servier will consider in good faith, a Commercialization Plan for such Pfizer Licensed Product in the Servier Targeted Markets (the “Servier Commercialization Plan”). Further, on an annual basis (no later than June 30th of each Calendar Year following Marketing Approval of a Pfizer Licensed Product in the Servier Territory until the end of the last to expire Royalty Term in the Servier Territory), Servier shall prepare and send to Servier for comment through the JCC, which comments Servier will consider in good faith, any updates to the Servier Commercialization Plan.

Section 9.3    Termination of Sharing. Neither Party shall have an obligation to share or provide any information that such Party’s counsel has advised the Party would violate applicable Law. Without prejudice to any other remedies, if either Party breaches its respective obligations under Sections 9.1 or 9.2, then the other Party shall have no obligation thereafter to share or provide any Commercialization Plans or to discuss at the JSC or the JCC or any other forum its Commercialization activities.

ARTICLE 10 COMMERCIAL COVENANTS

Section 10.1    Similar Product Opt-In and Competing Products

10.1.1    Similar Product Opt-In. Within [***] days after [***], Servier shall have the option (the “Similar Product Opt-In Right”) for each Similar Product to include such Similar Product as a Pfizer Licensed Product under this Agreement for Servier’s Territory exercisable as set forth below; provided that the Similar Product Opt-In Right shall lapse [***] years after the Effective Date with respect to Similar Products (the “Restricted Period”). Each such Similar Product Opt-In Right shall be exercisable as follows:

10.1.1.1    Pfizer shall promptly provide to Servier [***].

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10.1.1.2    At any time upon Servier’s request after [***], Pfizer shall provide to Servier [***]. Servier shall have [***] days to raise questions to Pfizer regarding such [***], and such Similar Product.

10.1.1.3    After such [***]-day period, Pfizer shall have [***] days to answer such questions.

10.1.1.4    Within [***] days following Pfizer answering any questions as set forth in Section 10.1.1.3 above (the “Similar Product Opt-In Exercise Period”), Servier shall notify Pfizer in writing either that (i) it exercises its option on such Similar Product or (ii) it decides not to exercise its option on such Similar Product.

10.1.2    If Servier sends the Similar Product Opt-In Exercise Notice pursuant to Section 10.1.1.4 above, then:

10.1.2.1    Within [***] days following exercise of the Similar Product Opt-In Right and receipt of an invoice by Servier from Pfizer, Servier will pay Pfizer the non-refundable and non-deductible lump sum payment of [***] Dollars (USD [***]) and [***] percent ([***]%) of [***] at the time Servier provides Pfizer the Similar Product Opt-In Exercise Notice;

10.1.2.2    Such Similar Product will be treated as a Pfizer Licensed Product pursuant to this Agreement following the date of such Similar Product Opt-In Exercise Notice (including with respect to milestones and royalties payable to Pfizer pursuant to ARTICLE 11).

10.1.3    Competing Product Opt-In Trigger. Within [***] days after the Competing Product Opt-In Trigger, the Originating Party shall decide either to:

10.1.3.1    terminate all activities with respect to such Competing Product or otherwise Divest such Competing Product;

10.1.3.2    terminate this Agreement with respect to the Licensed Product that is the same as the Competing Product pursuant to and subject to the restrictions set forth in Section 16.2.3 (Termination for Convenience); or

10.1.3.3    propose to the Non-Originating Party good faith modifications to the terms and conditions of this Agreement so as to reflect the consequences related to the development and possible commercialization of the Competing Product by the Originating Party in its Respective Territory. The Non-Originating Party shall then in good faith give due consideration to such modifications and shall notify to the Originating Party whether or not such modifications are acceptable. In the event the Parties are unable to reach agreement on modifications to

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the terms and conditions of the Agreement, then the Originating Party shall elect either 10.1.3.1 or 10.1.3.2 above.

In the event the Competing Product Opt-in Trigger occurs before [***], the Parties will enter into good faith negotiations so as to find the best suitable solution for both of them.

Section 10.2    Exportation/Importation of Licensed Products. For the period commencing on the Effective Date and ending on the end of the Royalty Term on a country-by-country basis, where and to the extent permitted under applicable Law (as determined by each Party, its Affiliates and Sublicensees based on the advice of its counsel), each Party, its Affiliates and Sublicensees shall not Commercialize (other than responding to unsolicited orders with respect to the European Economic Area) any Licensed Product in the other Party’s Respective Territory. In addition, each Party shall use Commercially Reasonable Efforts to restrict and prevent the export to any country in the other Party’s Respective Territory, any Licensed Products that have been packaged and sold by such Party, its Affiliates and Sublicensees for use inside its Respective Territory.

ARTICLE 11 PAYMENTS AND MILESTONES

Section 11.1    Upfront Fee. In consideration for the rights granted under this Agreement, Pfizer shall pay Servier the non-refundable and non-deductible lump sum payment of Twenty-Nine Million Dollars ($US 29,000,000), within ten (10) days of the Effective Date and receipt of the corresponding invoice by Pfizer from Servier.

Section 11.2    Option Fee. Following exercise of the Option for the first ROR1 Product and receipt of an invoice by Pfizer from Servier, Pfizer will pay Servier in consideration for the rights granted under this Agreement the non-refundable and non-deductible lump sum payment of [***] Dollars ($[***]).

Section 11.3    Regulatory Milestones. In consideration for the rights granted under this Agreement, as long as the corresponding CD19 Product, ROR1 Product or EGFRVIII Product, as applicable, is a Licensed Product hereunder, Pfizer shall pay to Servier the amounts set forth in the column CD19 and in the column ROR1 if the Option is exercised, and Servier shall pay to Pfizer the amounts set forth in the column EGFRVIII, in each case upon achievement of the applicable milestone by Pfizer or Servier, as applicable, for the first Licensed Product for each Collaboration Target to achieve such milestone, the one-time, non-refundable and non-deductible lump sum payments set forth below.

Milestone Event	Milestone Payment (in USD)
	CD19 (Payment to Servier)	ROR1 (Payment to Servier)	EGFRVIII (Payment to Pfizer)
[***]	$[***]

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Milestone Event	Milestone Payment (in USD)
	CD19 (Payment to Servier)	ROR1 (Payment to Servier)	EGFRVIII (Payment to Pfizer)
[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

For the avoidance of doubt and without prejudice to Sections 2.6.4.1(ii), 2.6.4.2(ii), 2.6.4.3(ii), and 2.7, each of the payments set forth in this Section 11.3 shall be payable for the first Licensed Product for each Collaboration Target reaching the applicable milestone. For further avoidance of doubt, milestone #4 in the above table shall be payable either [***].

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Section 11.4    Sales Milestones. As partial consideration for the rights granted hereunder, each Party shall make non-refundable, non-creditable, one-time sales milestone payments to the other Party based on annual Net Sales as set forth below (each, a “Sales Milestone”).

Achievement of Net Sales that equal or exceed (in € for Servier’s Net Sales ) in a Calendar Year	Milestone payment (in €)
EGFRVIII (Payment to Pfizer based on Net Sales of EGFRVIII Products made in the Servier Territory in a Calendar Year)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Achievement of Net Sales that equal or exceed (in $US for Pfizer’s Net Sales) in a Calendar Year	Milestone payment (in USD)
	CD19 (Payment to Servier based on Net Sales of CD19 Products made in the Pfizer Territory in a Calendar Year)	ROR1 (Payment to Servier based on Net Sales of ROR1 Products made in the Pfizer Territory in a Calendar Year)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

For the avoidance of doubt, each of the Sales Milestones payments set forth above shall be payable no more than once each for each Licensed Product.

Section 11.5    Royalties. As partial consideration for the rights granted hereunder in and to Patent Rights and Know How and for each Party’s contribution to the Development of the Licensed Products, during the applicable Royalty Term, on a Licensed Product-by-Licensed Product and country-by-country basis, each Party shall pay to the other Party royalties equal to the following percentages of Net Sales of the Servier Licensed Product with respect to Pfizer and the Pfizer Licensed Products with respect to Servier, in countries within the paying Party’s Respective Territory, subject to adjustment as set forth in Section 11.6 (“Royalties”), as determined separately for each Calendar Quarter or Pfizer Quarter, as applicable, during the Royalty Term by multiplying the royalty rates below, subject to adjustment as set forth in Section 11.6, by the

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corresponding amount of the portion of Net Sales achieved by the Paying Party within its Respective Territory within each of the Net Sales tiers during such Calendar Quarter or Pfizer Quarter, as applicable:

11.5.1    For that portion of annual Net Sales of Licensed Products in its Respective Territory that is less than [***] Euros/[***] Dollars (€[***]/$[***]), the royalty rate shall be [***] percent ([***]%)];

11.5.2    For that portion of annual Net Sales of Licensed Products in its Respective Territory that is equal to or greater than [***] Euros/[***] Dollars (€[***]/$[***]), but less than [***] Euros/[***] Dollars (€[***]/$[***]), the royalty rate shall be [***] percent ([***]%) ;

11.5.3    For that portion of annual Net Sales of Licensed Products in its Respective Territory that is equal to or greater than [***] Euros/[***] Dollars (€[***]/$[***]), but less than [***] Euros/[***] Dollars (€[***]/$[***], the royalty rate shall be [***] percent ([***]%); and

11.5.4    For that portion of annual Net Sales of Licensed Products in its Respective Territory that is equal to or greater than [***] Euros/[***] Dollars (€[***]/$[***]), the royalty rate shall be [***] percent ([***]%).

Section 11.6    Royalty Adjustments.

11.6.1    Interchangeable Drug Competition. Notwithstanding the foregoing, if there are and as soon as there are, in a given country, Interchangeable Drug Competition, the Royalties payable to the Licensing Party for the Licensed Product in such country shall be reduced by [***] percent ([***]%) of the amount otherwise payable hereunder in application of the royalty rates stated in Section 11.5.

11.6.2    Patent Rights Expiry. If the Licensed Product is not Covered by a granted Valid Claim of the Licensing Party’s Patent Rights in any given country, the Royalties payable to the Licensing Party for the Licensed Product in such country shall be reduced by [***] percent ([***]%) of the amount otherwise payable hereunder in application of the royalty rates stated in Section 11.5.

11.6.3    Sole Third Party Licenses. If it is necessary or desirable for a Party to license one or more Patent Rights from one or more Third Parties in order to Develop, Manufacture, Commercialize or use any Licensed Product, whether directly or through any Affiliate or Sublicensee, in the Field for any country in the Respective Territory of either Party, then such Party may, in its sole discretion, negotiate and obtain a license under such Patent Right(s) (each such Third Party License referred to herein as a “Sole Third Party License”). If a Party, or its Affiliates or any Sublicensee pays royalties to one or more Third Parties pursuant to a

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Sole Third Party License, then such Party may deduct [***] percent ([***]%) of the amount of such royalties from the Royalties associated to such Licensed Product otherwise payable under Section 11.5, provided however that in a given Calendar Quarter or Pfizer Quarter, as applicable, royalties payable to the other Party pursuant to Section 11.5 shall not be reduced (other than in the case of the other Party’s breach of any representation, warranty or covenant hereunder) by more than [***] percent ([***]%) of the amount otherwise payable hereunder in application of the royalty rates stated in Section 11.5.

11.6.4    Joint Third Party Licenses. In the event that the JSC approves the acquisition, either through licensing, purchase or other means approved by the JSC, from one or more Third Parties of one or more Patent Rights (each a “Joint Third Party License”) (including the terms and conditions of such Joint Third Party License), then (i) any Third Party License Payments allocable to such Licensed Product, other than royalties that become due and owing to such Third Party, under such Joint Third Party License, shall be included in Development Costs shared by the Parties, as applicable, for such Licensed Product, and (ii) [***] percent ([***]%) of the amount of royalties that become due and owing to such Third Party, under such Joint Third Party License, associated to such Licensed Product may be deducted by the relevant Party from the Royalties associated to such Licensed Product payable under Section 11.5.

11.6.5    Excluded Third Party Licenses. The royalty adjustments provided above shall not apply to any payments made or to be made under any licenses with Third Party entered into by a Party prior to the Effective Date (including pursuant to the Cellectis Agreements).

11.6.6    Floor. In no event shall the aggregate reduction of Royalties payable to the relevant Licensing Party for the Licensed Product lead the relevant Licensing Party as a result of applying all applicable adjustments under Sections 11.6.1, 11.6.2 and 11.6.3 to receive less than [***] percent ([***]%) of the amount payable hereunder in application of the royalty rates stated in Section 11.5.

Section 11.7    Payment Terms

11.7.1    Payment. All payments made by the paying Party pursuant to this Article 11 shall be made in immediately available funds by wire transfer to such bank and account of the receiving Party as may be designated from time to time by the receiving Party. No payment due from a Party to the other Party hereunder may be offset against other payments, except with the written agreement of both Parties. All payments under this Agreement shall be made by wire transfer to a bank account designated by the receiving Party to the paying Party, as follows: (i) in US Dollars with respect to the milestone and royalty payments payable by Pfizer hereunder related to the CD19 Product and the ROR1 Product; and (ii) in US Dollars with respect to the regulatory milestone payments and in Euros with respect to the Sales Milestone and royalty payments payable by Servier hereunder related to the EGFRVIII Product. For any payment made from a Party to the other Party, when conversion of payments from any foreign currency is required to be undertaken, the Dollar or Euro equivalent shall be calculated by the paying Party in accordance with Section 11.7.6. All sums due hereunder to either Party will be payable by bank wire transfer in immediately available funds to such bank account as the Parties will designate. Each party will

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notify the other as to the date and amount of any such wire transfer at least [***] days prior to such transfer.

11.7.2    Terms. Except as otherwise set forth herein, all other payments due hereunder will be paid within [***] days following receipt of an invoice requesting such payment.

11.7.3    Invoices. All invoices provided to a Party hereunder should include the receiving Party’s bank details, the contact name for issue resolution and will be marked for the attention of the Alliance Manager.

11.7.4    Late Payment. Interest shall accrue on any late payment of fees owed to the receiving Party not made on the date such payment is due, at an annual interest rate equal to the lesser of [***], with such interest accruing from the date the payment was originally due to the receiving Party, and any late payment pursuant to this Section 11.7.4 shall be credited first to interest and then to any outstanding fees. This Section 11.7.4 shall in no way limit any other rights and remedies available to the Party to whom payment is owed, whether arising under this Agreement or at law or in equity. Interest shall be calculated on a 365/360 basis.

11.7.5    Taxes and Withholding. It is understood and agreed between the Parties that any payments made under this Agreement are exclusive of any value added or similar tax (“VAT”), which shall be added thereon as applicable. Where VAT is properly added to a payment made under this Agreement, the Party making the payment will pay the amount of VAT only on receipt of a valid tax invoice issued in accordance with the Laws of the country in which the VAT tax is chargeable. In the event any payments made pursuant to this Agreement become subject to withholding taxes under the Laws of any jurisdiction, the Party making such payment shall deduct and withhold the amount of such taxes for the account of the payee to the extent required by applicable Laws and such amounts payable to the payee shall be reduced by the amount of taxes deducted and withheld. Any such withholding taxes required under applicable Laws to be paid or withheld shall be an expense of, and borne solely by, the payee. To the extent that the Party making a payment is required to deduct and withhold taxes on any payments under this Agreement, the Party making such payment shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to the payee an official tax certificate or other evidence of such withholding sufficient to enable the payee to claim such payments of taxes. The payee shall provide any tax forms to the Party making such payment that may be reasonably necessary in order for such Party not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. The payee shall use reasonable efforts to provide any such tax forms to the Party making the payment at least [***] days prior to the due date for any payments for which the payee desires that the Party making the payment apply a reduced withholding rate. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by Law, of withholding taxes, VAT, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or VAT. Notwithstanding anything in this Agreement to the contrary, (i) if an action (including but not limited to any assignment or sublicense of its rights or obligations under

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this Agreement, or any failure to comply with applicable Laws or filing or record retention requirements) by a Party leads to the imposition of withholding tax liability or VAT on the other Party that would not have been imposed in the absence of such action or in an increase in such liability above the liability that would have been imposed in the absence of such action, then the sum payable by that Party (in respect of which such deduction or withholding is required to be made) shall be increased to the extent necessary to ensure that the other Party receives a sum equal to the sum which it would have received had no such action occurred, (ii) otherwise, the sum payable by that Party (in respect of which such deduction or withholding is required to be made) shall be made to the other Party after deduction of the amount required to be so deducted or withheld, which deducted or withheld amount shall be remitted in accordance with applicable Law.

11.7.6    Conversions. With respect to amounts required to be converted into another currency for calculation of the Net Sales amount, the milestones and the Royalty payments, such amount shall be converted using a rate of exchange which corresponds to the average monthly rate used for conversion between the relative currencies by whichever Party recorded the relevant receipt or expenditure, for the respective reporting period in its books and records that are maintained in accordance with GAAP or IFRS, as applicable, and used for its external reporting.

Section 11.8    Reports and Audits.

11.8.1    Milestone Payment Reports. On a Licensed Product-by-Licensed Product basis, each Party shall report each event that triggers a payment to the other Party pursuant to Section 11.3, within [***] business days of the occurrence of such event.

11.8.2    Sales Payment Reports. After the First Commercial Sale by a Party, its Affiliates or its Sublicensees (the “Selling Party”) of a Licensed Product requiring the payments due to the other Party pursuant to Sections 11.4 or 11.5 and ending, on a Licensed Product-by-Licensed Product basis, following the last to expire Royalty Term with respect to such Licensed Product, the Selling Party shall send to the other Party a written report within [***] days following the beginning of each Calendar Quarter or Pfizer Quarter, as applicable. Such report shall state, for the previous Calendar Quarter or Pfizer Quarter, as applicable, the description of each Licensed Product sold, by country, the corresponding Net Sales and the calculation of any milestones and Royalties due. Concurrently with the sending of such reports, the Selling shall pay to the other Party any Royalties or milestones due.

11.8.3    Records; Inspection. Each Party shall keep complete, true and accurate books of account and records for the purpose of determining the royalty amounts or milestone payment amounts payable under this Agreement. Such books and records shall be kept at the principal place of business of each Party, as the case may be, for at least [***] years following the end of the [***] month period to which they pertain. Each Party (the “Audited Party”) shall make such account and records available, on reasonable notice sent by the other Party (the “Auditing Party”), for inspection during business hours, with not less than [***] Business Days’ advance written notice, by an independent auditor nominated by such and reasonably acceptable for the Audited Party, for the purpose of verifying the accuracy of any statement or

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report given by the Audited Party pursuant to Sections 11.8.1 and 11.8.2, as well as any Development Costs due by a Party to the other Party. Such auditor shall advise the Parties simultaneously promptly upon its completion of its audit whether or not the payments due hereunder (including payments due in connection with the Development Costs, Manufacturing Costs and Net Sales) have been accurately recorded, calculated and reported, and, if not, then the amount of such discrepancy. A Party’s financial records with respect to a given period of time shall only be subject to one (1) audit, except in the case of fraud. The Auditing Party’s right to perform an audit pertaining to any Calendar Year shall expire [***] years after the end of such year. The auditor shall be required to keep confidential all information learnt during any such inspection, and to disclose to the Auditing Party only such details as may be necessary to report the accuracy of the Audited Party’s statement or report. The Auditing Party shall be responsible for the auditor’s costs, unless the auditor certifies that there was a variation or error producing an increase exceeding [***] percent ([***]%) of the royalty amount stated for any period covered by the inspection, then all reasonable costs relating to the inspection for such period and any unpaid amounts that are discovered shall be paid promptly by the Audited Party, together with interest thereon from the date such were due at the lesser of the legal rate fixed by the European Central Bank plus [***] percent ([***]%) or the highest rate permissible by Law, and any amounts payable pursuant to this Section 11.8.3 shall be credited first to interest and then to any outstanding royalties.

11.8.4    No Guarantee of Success. Pfizer and Servier acknowledge and agree that payments pursuant to Section 11.3, Section 11.4 and Section 11.5: (a) have been included in this Agreement on the basis that they are only payable or otherwise relevant if a Licensed Product achieves certain levels of Development or Commercialization, as applicable, as set forth in this Agreement; (b) are solely intended to allocate amounts that may be realized upon achievement of certain levels of Development or Commercialization of a Licensed Product between Pfizer and Servier as set forth in this Agreement; and (c) will only be triggered, and will only be relevant as provided, in accordance with the terms and conditions of such provisions. Pfizer and Servier further acknowledge and agree that nothing in this Agreement will be construed as representing any estimate or projection of (i) the successful Development or Commercialization of any Licensed Product under this Agreement, (ii) the number of Licensed Products that will or may achieve certain levels of Development or Commercialization as set forth under this Agreement, or (iii) anticipated sales or the actual value of any Licensed Products that may be successfully Developed or Commercialized under this Agreement. Neither Party makes any representation, warranty or covenant, either express or implied, that (A) it will successfully Develop, Manufacture, Commercialize or continue to Develop, Manufacture or Commercialize any Licensed Product in any country, or (B) if Commercialized, that any Licensed Product will achieve any particular sales level, whether in any individual country or cumulatively throughout the Respective Territory or (C) that it will devote, or cause to be devoted, any level of diligence or resources to Developing or Commercializing any Licensed Product in any country, or in the Territory in general, other than is expressly set forth in this Agreement.

ARTICLE 12 INTELLECTUAL PROPERTY AND PATENT RIGHTS

Section 12.1    Inventions and Ownership of IP

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12.1.1    Inventions. Inventorship of inventions (for purposes of determining ownership, where applicable) shall be determined according to United States Patent Law (without reference to any conflict of law principles).

12.1.2    Sole Inventions/Improvements. As between the Parties, each Party shall own all inventions, Know-How and other intellectual property, whether or not patentable, conceived and made solely by its or its Affiliates’ own employees, agents, or independent contractors in the course of conducting its or its Affiliates’ activities under this Agreement, other than Joint IP. Pfizer shall own all Pfizer Improvements. For clarity, as between the Parties, any and all, inventions, Know-How and other intellectual property arising with respect to any Additional Servier Option Product will be owned by Pfizer following such time, if ever, that Pfizer’s license under Section 2.1.1 is converted to a worldwide license pursuant to this Agreement, provided that in the event Servier exercises its Servier Opt-In Right pursuant to Section 2.8, upon written agreement by Servier to pay all out-of-pocket expenses for recording change-of-ownership and one-half of Pfizer’s out-of-pocket expenses, if any, for past and future prosecution and maintenance of any Patent Rights directed to such inventions, Know-How and other intellectual property, any such inventions, Know-How and other intellectual property shall be deemed to be Joint IP hereunder, and Pfizer will assign a joint and equal (50/50) ownership interest in such Joint IP to Servier in accordance with Section 12.1.3.

12.1.3    Joint IP. Pfizer and Servier shall jointly and equally (50/50) own any Joint Intellectual Property, and the Parties will share (50/50) of the remaining interest in such Joint Intellectual Property. Each Party shall, and does hereby, assign, and shall cause its Affiliates, licensees, contractors and Sublicensees (and its and their employees or agents) to so assign (or, in the case of contractors, licensees and Sublicensees, use Commercially Reasonable Efforts to cause such contractors, licensees and Sublicensees to assign or license), to the other Party, without additional compensation, such right, title and interest in and to any Joint Intellectual Property, as is necessary to fully effect the joint ownership provided for in this Section 12.1.3. Subject to the grant of licenses under Section 2.1, each Party’s representations, warranties and covenants under ARTICLE 14 and the Parties’ other rights and obligations under this Agreement, each Party shall be free to exploit, either itself or through the grant of licenses to Third Parties (which Third Party licenses may be further sublicensed), Joint IP throughout the world without restriction, without the need to obtain further consent from or provide notice to the other Party and without any duty to account or otherwise make any payment of any compensation to the other Party. Notwithstanding anything to the contrary, Pfizer acknowledges and agrees to comply with its obligations to Cellectis under the Servier / Cellectis Agreement arising from being Servier’s sublicensee under that agreement, (except to any extent relieved in accordance with any agreement between Pfizer and Cellectis related thereto) and obligations to Cellectis with respect to, any and all inventions, Know-How and other intellectual property arising during the Term under this Agreement that would be defined as “Joint IP” under the Servier / Cellectis Agreement shall be governed by the terms of the Servier / Cellectis Agreement, and the Parties’ rights in and each Party’s obligations to the other Party under this Agreement for any such “Joint IP” shall be subject to any applicable terms of the Servier / Cellectis Agreement.

12.1.4    ROR1 Pre-Option Exercise IP. In the event the Parties, acting either alone or together, elect to conduct pre-clinical research and development work on any Cellectis

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CARs directed to ROR1 prior to the Option exercise (the “ROR1 Pre-Option Exercise Work”), the Parties acknowledge and agree that pursuant to the Servier / Cellectis Agreement, any and all inventions, Know-How and other intellectual property generated in connection therewith that specifically and solely relate to such Cellectis CARs directed to ROR1 (the “ROR1 Pre-Option Exercise IP”) shall (i) for the purposes of this paragraph, form part of the Servier IP (as such term is defined in the Servier / Cellectis Agreement) to be licensed to Cellectis in the absence of exercise of the Option to License under the Servier / Cellectis Agreement and (ii) be filed, prosecuted and maintained in accordance with the Servier / Cellectis Agreement. If the ROR1 Pre-Option Exercise Work lead to an improvement of the Platform Patents (as such term is defined in the Servier / Cellectis Agreement), then the Parties shall grant to Cellectis a worldwide, fully paid-up, royalty-free, sublicensable, co-exclusive (together with the Parties for the performance of their obligations under the Servier / Cellectis Agreement and the Agreement) license under such improvement to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import, have imported and otherwise exploit and commercialize products and process. Notwithstanding anything to the contrary, Pfizer acknowledges and agrees to comply with its obligations to Cellectis under the Servier / Cellectis Agreement arising from being Servier’s sublicensee under that agreement, (except to any extent relieved in accordance with any agreement between Pfizer and Cellectis related thereto) and obligations to Cellectis with respect to, any and all inventions, Know-How and other intellectual property arising during the Term under this Agreement that would be defined as “ROR1 Pre-Option Exercise IP” under the Servier / Cellectis Agreement shall be governed by the terms of the Servier / Cellectis Agreement, and the Parties’ rights in and each Party’s obligations to the other Party under this Agreement for any such “ROR1 Pre-Option Exercise IP” shall be subject to any applicable terms of the Servier / Cellectis Agreement.

Section 12.2    Patent Right Prosecution.

12.2.1    The UCART Technology shall be prosecuted and maintained in accordance with the Cellectis Agreements. To the extent permitted under the Cellectis Agreements, the Parties shall inform, cooperate with and assist each other with respect to the prosecution actions (including office actions or official actions from worldwide patent offices) and any required action in connection with the maintenance of the UCART Technology. Such cooperation shall include diligently and timely conferring and coordinating with respect to such matters to ensure compliance with applicable filing deadlines.

12.2.2    Licensed Patents other than within the UCART Technology

12.2.2.1    Pfizer Patent Rights. Pfizer, to the extent permitted under the Cellectis Agreements and at its own expense (except for those Out-of-Pocket Costs solely attributable to the Servier Territory, for which Servier shall be solely responsible at its own expense), will have the sole right in the Pfizer Territory and first right in the Servier Territory (except in the case of any Patent Rights covering other products in addition to Licensed Products, for which Pfizer shall have the sole right worldwide), but not the obligation, to prepare, file, prosecute and maintain, throughout the world, any Patent Rights included in Licensed Patents (other than within the UCART Technology) that it solely owns or has in-licensed from Third Parties. Pfizer will not disclose any Servier

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Confidential Information (including any UCART Technology provided to Pfizer under the Servier / Cellectis Agreement) in any Patent Rights that it files, or in connection with the prosecution of any such Patent Rights, without Servier’s prior written consent. Pfizer will notify Servier promptly upon filing or otherwise obtaining rights in any Patent Right after the Effective Date that covers or may cover the Development, Manufacture, Commercialization or use of any Servier Licensed Product. In the absence of such prompt notification, any such Patent Rights will be excluded from the Valid Claim definition. Pfizer will keep Servier reasonably informed regarding each Patent Right included in the Licensed Patents that Pfizer or any Third Party licensor is prosecuting and will consider in good faith any recommendations made by Servier in regard to the filing, prosecution or maintenance of any such Patent Right. To the extent that at any time after the publication of a PCT application Pfizer wishes not to file, prosecute or maintain any Pfizer Patent Right that is a Joint Patent Right or that is otherwise directed primarily to a Licensed Product (except if not permitted with respect to any such Patent Right owned or co-owned by a Third Party licensor, including with respect to Cellectis, only to the extent not permitted under the Servier / Cellectis Agreement as of the Effective Date) in a Servier Territory, Pfizer will provide Servier with [***] days prior written notice to such effect, in which event Servier may elect to continue filing, prosecution or maintenance of such Patent Right, and Pfizer, upon Servier’s written request received within such [***] day period, will execute such documents and perform such acts, at Servier’ expense, as may be reasonably necessary to assign to Servier (subject to any existing Third Party rights) Pfizer’s right, title and interest to such Patent Right and to permit Servier to file, prosecute and maintain such Patent Right, provided that Servier shall and does hereby grant to Pfizer (subject to any existing Third Party rights) a non-exclusive, sublicensable, perpetual, irrevocable, royalty-free, fully paid-up worldwide license to practice and exploit such Patent Right for any and all purposes excluding (x) during the Term, uses for Licensed Products and Competing Products except as authorized under this Agreement, and (y) after the Term, uses for Licensed Products. For avoidance of doubt, “prosecution” as used in this section includes oppositions, nullity or revocation actions, post-grant reviews and other patent office proceedings involving the referenced Patent Rights.

12.2.2.2    Servier Patent Rights. Servier, to the extent permitted under the Cellectis Agreements and at its own expense, (except for those Out-of-Pocket Costs solely attributable to Pfizer Territories, for which Pfizer shall be solely responsible at its own expense) will have (i) the sole right or, if the license granted to Pfizer pursuant to Section 2.1.1 becomes worldwide, the first right in the Servier Territory and (ii) the first right in Pfizer Territory (in each case of (i) and (ii) except in the case of any Patent Rights covering other products in addition to Licensed Products, for which Servier shall have the sole right worldwide), but not the obligation, to prepare, file, prosecute and maintain, throughout the world, any Patent Rights included in the Licensed Patents (other than within the UCART Technology) that it solely owns or has in-licensed from Third Parties. Servier will not disclose any Pfizer Confidential Information (including any UCART Technology provided to Servier under the Pfizer / Cellectis Agreement) in any Patent Rights that it files, or in connection with the prosecution of any such Patent Rights, without Pfizer’s prior written consent. Servier will notify Pfizer promptly upon filing or otherwise obtaining rights in, and promptly upon each Pfizer exercise of an Option under Section 2.6,

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any Patent Right after the Effective Date that covers or may cover the Development, Manufacture, Commercialization or use of any Pfizer Licensed Product. In the absence of such prompt notification, any such Patent Rights will be excluded from the Valid Claim definition. Servier will keep Pfizer reasonably informed regarding each Patent Right included in the Licensed Patents that Servier or any Third Party licensor is prosecuting and will consider in good faith any recommendations made by Pfizer in regard to the filing, prosecution or maintenance of any such Patent Right. To the extent that at any time after the publication of a PCT application Servier wishes not to file, prosecute or maintain any Servier Patent Right that is a Joint Patent Right or that is otherwise directed primarily to a Licensed Product (except if not permitted with respect to any such Patent Right owned or co-owned by a Third Party licensor , including with respect to Cellectis, only to the extent not permitted under the Pfizer / Cellectis Agreement as of the Effective Date), Servier will provide Pfizer with [***] days prior written notice to such effect, in which event Pfizer may elect to continue filing, prosecution or maintenance of such Patent Right, and Servier, upon Pfizer’s written request received within such [***] day period, will execute such documents and perform such acts, at Pfizer’s expense, as may be reasonably necessary to assign to Pfizer (subject to any existing Third Party rights) Servier’s right, title and interest to such Patent Right and to permit Pfizer to file, prosecute and maintain, at its own discretion, such Patent Right, provided that Pfizer shall and does hereby grant to Servier (subject to any existing Third Party rights) a non-exclusive, sublicensable, perpetual, irrevocable, royalty-free, fully paid-up worldwide license to practice and exploit such Patent Right for any and all purposes excluding (x) during the Term, uses for Licensed Products and Competing Products except as authorized under this Agreement, and (y) after the Term, uses for Licensed Products. For avoidance of doubt, “prosecution” as used in this section includes oppositions, nullity or revocation actions, post-grant reviews and other patent office proceedings involving the referenced Patent Rights.

12.2.2.3    Joint Patent Rights. In the event the Parties conceive or generate any Joint IP, the Parties will promptly meet to discuss and determine, based on mutual consent and as permitted under the Cellectis Agreements, whether to seek patent protection thereon and if patent applications are to be filed, the parties’ rights and responsibilities regarding filing, prosecution and enforcement.

Section 12.3    Liability. To the extent that a Party is obtaining, prosecuting or maintaining a Patent Right included in the Licensed Patents or otherwise exercising its rights under this section, such Party, and its Affiliates, employees, agents or representatives, will not be liable to the other Party in respect of any act, omission, default or neglect on the part of any such Party, or its Affiliates, employees, agents or representatives, in connection with such activities undertaken in good faith.

Section 12.4    Patent Term Extensions. Except as otherwise provided in this Section 12.4, and subject to cooperation with Cellectis under the Cellectis Agreements, Pfizer will have the sole right but not the obligation in the Pfizer Territory (or worldwide if the license granted to Pfizer pursuant to Section 2.1.1 becomes worldwide), and Servier will have the sole right but not the obligation in the Servier Territory, to apply for and obtain any patent term extension, supplementary protection certificates or similar extension of rights, for any Patent Right relating to

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a relevant Licensed Product (including the choice of which Patent Right(s) to extend), provided that the controlling Party will consult with the other Party before applying for or obtaining any such extensions. The Parties will provide reasonable assistance to each other in connection with obtaining any such extensions including, to the extent reasonably and legally required in a particular country or region, making available a copy of the necessary documentation to enable the controlling Party to obtain the extension in such country. At the other Party’s request, the controlling Party will seek (or will allow the other Party to seek) to extend an additional Patent Right for a relevant Licensed Product, unless in the controlling Party’s reasonable legal determination such additional Patent Right may not be extended under Law without limiting the controlling Party’s right to extend any other Patent Right in relation to the relevant Licensed Product or to extend the requested additional Patent Right in relation to another Licensed Product.

Section 12.5    Intellectual Property Litigation.

12.5.1    Notice and Cooperation. Each Party shall promptly notify the other, to the extent such Party becomes aware (i) of any suspected or threatened infringement of any Licensed Intellectual Property (including any “patent certification” filed in the United States under 21 U.S.C. §355(b)(2) or 21 U.S.C. §355(j)(2) or similar provisions in other jurisdictions or of any declaratory judgment, or similar action alleging the invalidity, unenforceability or non-infringement of any Licensed Intellectual Property or any administrative challenge to any Intellectual Property under Chapters 31 and 32 of Title 35, USC or similar provisions in other jurisdictions alleging the unpatentability of any Intellectual Property), (ii) of any claim that the exercise of the rights granted hereunder under the Licensed Intellectual Property infringes any rights or patents of a Third Party, (iii) of any claims of alleged patent infringement by Pfizer or Servier with respect to the Development, Manufacture or Commercialization of the Licensed Product and (iv) of any suspected or actual misappropriation of Licensed Know-How ((i) and (ii) together, “Collaboration IP Claims,” and (ii) and (iii) together, “Third Party IP Claims”).

12.5.2    Right to Assert Claims/Defend Claims in the Respective Territories.

12.5.2.1    Subject to the Cellectis Agreement, Pfizer may in its sole discretion, but shall not be required to, bring legal action against any Collaboration IP Claims in the Pfizer Territory (or worldwide if the license granted to Pfizer pursuant to Section 2.1.1 becomes worldwide), or defend against any Third Party IP Claims in the Pfizer Territory (or worldwide if the license granted to Pfizer pursuant to Section 2.1.1 becomes worldwide).

12.5.2.2    Subject to the Cellectis Agreement, Servier may in its sole discretion, but shall not be required to, bring legal action against any Collaboration IP Claims in the Servier Territory, or defend against any Third Party IP Claims in the Servier Territory.

12.5.2.3    Prior to bringing or defending a legal action pursuant to this Section 12.5.2, the Party responsible for taking action shall discuss its intention with the other Party and Cellectis to the extent required under the Cellectis Agreements as applicable (subject to the other Party entering into a common interest agreement if

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requested by the responsible Party, and without disclosing any information that would compromise attorney-client privilege or similar privileges), and shall take commercially reasonable efforts to consider the other Party’s, and Cellectis’ to the extent required under the Cellectis Agreements as applicable, input in good faith. In the event the responsible Party brings or defends against any such action, it shall be at its own cost and expense, and, with respect to a Patent Right solely owned by the other Party, the responsible Party shall not without the other Party’s consent take any action that would be reasonably likely to directly and adversely affect the scope, validity or enforceability of a corresponding Patent Right in the other Party’s Territory. During the pendency of such action, at the other Party’s request, the responsible Party shall provide the other Party, and Cellectis to the extent required under the Cellectis Agreements as applicable, with all information reasonably requested regarding the status of such action (subject to the other Party entering into a common interest agreement if requested by the responsible Party, and without disclosing any information that would compromise attorney-client privilege or similar privileges). All materials provided by the responsible Party to the other Party under this Section 12.5.2 shall be treated as the responsible Party’s Confidential Information. In any action or defense initiated by the responsible Party under this Section 12.5.2, the other Party, and Cellectis to the extent required under the Cellectis Agreements as applicable, shall be entitled to, and if legally required shall, join the action so long as the responsible Party retains at all times the sole right to direct and control the action (including the choice of its own counsel). The other Party is entitled to be independently represented by counsel of its choice, at its expense.

12.5.2.4    If Servier decides that it will not bring legal action or defend under Section 12.5.2.2 with respect to any Pfizer Intellectual Property or Pfizer decides that it will not bring legal action or defend under Section 12.5.2.1 with respect to any Servier Intellectual Property, then it shall promptly notify the other Party, and in any event, said notice shall be provided by the earlier of (A) [***] days from the date notice was provided pursuant to Section 12.5.1 and (B) [***] days before the time limit, if any, set forth in the appropriate Laws for the filing of such actions or defense. Upon receipt of such notice of intent to decline action, the other Party, subject to the Cellectis Agreements as applicable, may, but shall not be required to, bring legal action or defend against any claim identified in, as applicable, Section 12.5.1 or 12.5.2 with respect to Pfizer Intellectual Property in Servier Territory if the other Party is Pfizer, and with respect to Servier Intellectual Property in Pfizer Territory (or worldwide if the license granted to Pfizer pursuant to Section 2.1.1 becomes worldwide) if the other Party is Servier, in which event the other Party shall act in its own name and at its own cost and the provisions of Section 12.5.2.3 shall apply with respect to any such action.

12.5.3    Cooperation. When either Party is bringing or defending an action of the type described in this Section 12.5, then (i) upon request by a Party defending or enforcing any such action, the other Party will assist in the defense against or enforcement of such action at the other Party’s costs, including if required or desirable to bring, maintain or prove damages in such action, furnishing a power of attorney, furnishing documents and information, cooperating in discovery, providing access to witnesses (including inventors) and executing all necessary documents as such Party may request, and (ii) neither Party shall settle, consent to judgment or

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otherwise voluntarily dispose of the suit or action without the prior written consent of the other Party, which consent shall not be unreasonably delayed, conditioned, or withheld if such settlement, consent to judgment or other voluntary disposition does not impose any liability on the other Party (other than liability that is fully satisfied by the settling Party on behalf of the other Party), does not impose any restrictions on the other Party and does not admit the invalidity or unenforceabil ity of any Patent Right owned or controlled by the other Party, and the consent of Cellectis to the extent required under the Cellectis Agreements as applicable.

12.5.4    Allocation of Proceeds. Except as otherwise provided for under the Cellectis Agreements as applicable, the proceeds recovered from any action described in Section 12.5.2 with respect to the Pfizer Territory (or worldwide if the license granted to Pfizer pursuant to Section 2.1.1 becomes worldwide) with respect to the Servier Intellectual Property or the Joint Intellectual Property or Servier Territory with respect to the Pfizer Intellectual Property or the Joint Intellectual Property, shall be first allocated to the reimbursement of the reasonable attorneys’ fees and Out-of-Pocket Costs incurred by each Party in connection with such action pursuant to the Agreement. If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared pro-rata in proportion to the relative amount of such costs and expenses incurred by each Party. The remaining portion of proceeds shall be allocated (i) if the Party having taken the initiative of the action is the Party having the commercial rights in the Respective Territory in which the action is brought, at [***]% to the Party having taken the initiative of the action, and [***]% to the other Party, or (ii) if the Party having taken the initiative of the action is not the Party having the commercial rights in the Respective Territory in which the action is brought, at [***]% to the Party having taken the initiative of the action, and [***]% to the other Party.

ARTICLE 13 CONFIDENTIAL INFORMATION

Section 13.1    Confidentiality. Except to the extent expressly authorized by this Agreement or agreed in writing by the Parties, during the Term and for a period of [***] years after its termination or expiration, the Parties agree that the Receiving Party shall: (i) keep the Disclosing Party’s Confidential Information confidential; (ii) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (iii) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly permitted under the terms of this Agreement.

Section 13.2    Authorized Disclosure. The Receiving Party shall only be entitled to disclose, on a need to know basis for the purpose of the performance of the Agreement, Confidential Information of the Disclosing Party to its directors, employees, Affiliates, consultants, advisors, Sublicensees, licensors or subcontractors (collectively the “Authorized Recipients”); provided that such Authorized Recipients are bound by confidentiality and restricted use obligations or professional standards of confidentiality with respect to such Confidential Information that are at least as stringent as those set forth in this Agreement. The Receiving Party shall be responsible towards the Disclosing Party for any breach by its Authorized Recipients of any such confidentiality and restricted use obligations.

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Section 13.3    Disclosure to Third Parties. Notwithstanding the foregoing provisions of Section 13.1, each Party may disclose Confidential Information of the Disclosing Party to the extent such disclosure is reasonably necessary:

13.3.1    to Competent Authorities (i) to the extent desirable to obtain or maintain INDs or Regulatory Approvals for any Licensed Product within its Respective Territory, and (ii) in order to respond to inquiries, requests or investigations relating to Licensed Products or this Agreement;

13.3.2    to a potential investor in the Receiving Party or to a potential acquirer of all or substantially all of the assets of the business of the Receiving Party to which this Agreement pertains; provided that (i) the Receiving Party has previously informed the Disclosing Party of its intent to communicate Confidential Information to a potential investor or potential acquirer and the Receiving Party retains, upon the Disclosing Party’s written request, a record of the content of such communication, (ii) the Receiving Party considers in good faith the Disclosing Party’s request to be communicated the name of the potential investor or potential acquirer, and (iii) such potential investor or potential acquirer is bound by confidentiality and restricted use obligations or professional standards of confidentiality with respect to such Confidential Information that are at least as stringent than those set forth in this Agreement;

13.3.3    in connection with filing or prosecuting Patent Rights or trademark rights, in each case relating to Licensed Products, as permitted by this Agreement;

13.3.4    in connection with prosecuting or defending litigation as permitted by this Agreement;

13.3.5    subject to the provisions of Section 13.7, in connection with or included in scientific presentations and publications relating to Licensed Products, including abstracts, posters, journal articles and the like, and posting results of and other information about clinical trials to clincialtrials.gov or similar websites; and

13.3.6    to the extent necessary in order to enforce its rights under this Agreement.

If a Party deems it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to this Section 13.3, then the disclosing Party shall to the extent possible give reasonable advance written notice of such disclosure to the other Party and take such measures to ensure confidential treatment of such information as is reasonably required.

Section 13.4    Excluded Information. Notwithstanding Section 13.1, Confidential Information of the Disclosing Party shall not include information or materials that:

13.4.1    at the time of disclosure to, or acquisition by, the Receiving Party or its Affiliates is generally available to the public, or after the time of disclosure or acquisition is generally available to the public through no wrongful act or omission of the Receiving Party or its Authorized Recipients in breach of this Agreement;

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13.4.2    was in the lawful possession and at the free disposal of the Receiving Party prior to disclosure by the Disclosing Party, as evidenced by written records then in the possession of the Receiving Party;

13.4.3    is rightfully made available to the Receiving Party by Third Parties not bound by confidentiality or restricted use obligations;

13.4.4    is independently discovered or developed by the Receiving Party without use of the Confidential Information of the Disclosing Party; or

13.4.5    is disclosed by the Receiving Party in order to comply with the requirements of applicable L aw, provided that the Receiving Party shall first notify the Disclosing Party of such required disclosure of Confidential Information and shall limit such disclosure to the extent possible under applicable Law.

Section 13.5    Agreement Termination. Upon termination of this Agreement, the Receiving Party will return or destroy all documents or other media containing Confidential Information of the Disclosing Party, provided however that the Receiving Party may retain one (1) copy for archival and compliance purposes, and as required by applicable Law or regulatory requirement.

Section 13.6    Remedies. Money damages may not be an adequate remedy if this ARTICLE 13 is breached and, therefore, either Party may, in addition to any other legal or equitable remedies, seek an injunction or other equitable relief against such breach or threatened breach without the necessity of posting any bond or surety.

Section 13.7    Scientific Papers, Abstracts and Posters.

13.7.1    Scientific Papers. Each Party through the JSC or its designee shall provide to the other, prior to submission of a draft of any articles and papers, including primary reports of Data, pooled analyses, theses, dissertations and review papers concerning a Licensed Product which have been prepared by or on behalf of such Party (each a “Scientific Paper”) to be published in medical and scientific journals and similar publications (“Medical Journals”). Commencing with the receipt of such draft Scientific Paper, the receiving Party shall have [***] Business Days to notify the sending Party of its observations and suggestions with respect thereto (it being understood that the Party proposing to publish such Scientific Paper shall submit it to the receiving Party at least [***] Business Days prior to the planned submission for publication) and the Parties shall discuss these observations and suggestions. The Party proposing to publish such Scientific Paper shall, in good faith, consider the comments made by the other Party, particularly if disclosure may be prejudicial to the other Party’s opportunity to obtain any Patent Right. Neither Party will publish or present any Confidential Information of the other Party without such other Party’s prior written consent. The sending Party shall provide to the receiving Party copies of any final Scientific Paper accepted by a Medical Journal, not less than [***] Business Days prior to the planned publication thereof (upon availability and distribution of such information assuming that providing such information is acceptable taking into consideration the

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publishers’ need to comply with any healthcare compliance guidelines). To enable free exchange of copyrighted material between the Parties, each Party agrees that it has or shall (i) obtain and maintain, at its own expense, an Annual Copyright License or equivalent license from the Copyright Clearance Center and (ii) list the other Party as a collaborator in an agreement with the Copyright Clearance Center.

13.7.2    Abstracts and Posters. If a Party intends to present findings with respect to any Licensed Product at symposia or other meetings of healthcare professionals, or international, national or regional congresses, conferences or meetings organized by a professional society or organization (any such occasion, a “Scientific Meeting”), to the extent permitted by applicable Laws, such Party shall provide to the other, prior to submission or presentation, as the case may be, copies of (i) all abstracts that will be submitted for publication in connection (a) with any international Scientific Meeting, in any Scientific Meeting in the European Union or in the United States and, (b) with respect to Pfizer, any Scientific Meeting in the Servier Territory and any major Scientific Meetings in the Pfizer Territory and (c) with respect to Servier, any Scientific Meeting in the Pfizer Territory and any Scientific Meeting in the Servier Territory (a list of which Scientific Meetings will be established by Servier and reviewed from time to time by the Parties) and (ii) all posters that will be presented at such Scientific Meeting, in each case, concerning any Licensed Product which have been prepared by or on behalf of one of the Parties, for submission or presentation. Commencing with the receipt of any such abstract or poster the receiving Party shall have [***] Business Days to inform the sending Party of its observations and suggestions with respect thereto (it being understood that the Party proposing to publish such abstract or poster shall submit it to the receiving Party at least [***] Business Days prior to the planned submission for publication) and the Parties shall discuss these observations and suggestions. The Party proposing to publish such an abstract or make such a presentation shall, in good faith, consider the comments made by the other Party, particularly if disclosure may be prejudicial to the other Party’s opportunity to obtain any patent rights. A Party will not publish or present any Confidential Information of the other Party without such other Party’s prior written consent. The sending Party shall provide to the receiving Party copies of all final abstracts and all final posters accepted for publication or to be presented [***] Business Days prior to the planned publication or presentation thereof (upon availability and distribution of such information assuming that providing such information is acceptable taking into consideration the publishers’ need to comply with any healthcare compliance guidelines). The Parties shall use good faith and commercially reasonable efforts to provide the other Party with draft slide presentations in accordance with the foregoing time periods.

13.7.3    Presentations at Scientific Meetings. To the extent permitted by applicable Laws, each Party shall provide to the other, prior to submission or presentation, as the case may be, copies of all written materials (other than abstracts and posters) that will be presented (i) at any international Scientific Meeting, in any Scientific Meeting in the European Union or the United States, (ii) with respect to Pfizer, any Scientific Meeting in the Servier Territory and any major Scientific Meetings in the Pfizer Territory and (iii) with respect to Servier, any Scientific Meeting in the Pfizer Territory and any major Scientific Meeting in the Servier Territory (a list of which major Scientific Meetings will be established and reviewed from time to time by the Parties) concerning a Licensed Product which have been prepared by or on behalf of one of the Parties, for submission or presentation. Commencing with the receipt of any such written material the

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receiving Party shall have [***] Business Days to inform the sending Party of its observations and suggestions with respect thereto (it being understood that, during such [***] Business Day period, no submission or presentation thereof shall take place) and the Parties shall discuss these observations and suggestions. The Party proposing to make such a presentation shall, in good faith, consider the comments made by the other Party, particularly if disclosure may be prejudicial to the other Party’s opportunity to obtain any patent rights. A Party proposing to make such a presentation shall not present any Confidential Information of the other Party without such other Party’s prior written consent. The sending Party shall provide to the receiving Party copies of all written materials accepted to be presented [***] Business Days prior to the planned presentation thereof (upon availability and distribution of such information assuming that providing such information is acceptable taking into consideration the publishers’ need to comply with any healthcare compliance guidelines). The Parties shall use good faith and commercially reasonable efforts to provide the other Party with draft slide presentations in accordance with the foregoing time periods.

13.7.4    Registries. Each Party shall be free to disclose any Clinical Study Data generated by such Party concerning a Licensed Product in clinical trial registries; provided, however, that the Party proposing to make such disclosure shall have provided the other Party at least [***] Business Days prior to such disclosure (to the extent practicable), a detailed description of the proposed disclosure and shall have, in good faith, considered the comments made by the other Party.

13.7.5    Timeline Extension or Deferral of Disclosures. Each Party agrees that it will not unreasonably withhold, condition or delay its consent to requests for extensions of the above timelines in this ARTICLE 13 in the event that material late breaking Data becomes available. If either Party believes that any proposed press release or other public statement, or any publication, presentation, or other disclosure would be prejudicial to its opportunity to obtain any Patent Right, then the affected Party shall notify the publishing Party within the timeframe provided for in this ARTICLE 13 as applicable, or if not applicable, as soon as practicable after receipt of the proposed press release or other public statement, publication, presentation, or other disclosure, and the publishing Party shall refrain from making such press release, other public statement, publication, presentation or other disclosure for an additional [***] days from the last day of the period otherwise provided for herein to enable the preparation and filing of any necessary patent applications.

Section 13.8    Failure to Object to Disclosure. If the Party proposing any press release or other public statement, or any publication, presentation, or other disclosure referred to in this ARTICLE 13 (excluding for the avoidance of doubt any promotional materials) receives no objection from the other Party within the timeframes set forth in the corresponding Section, then, the Party proposing such press release, other public statement, publication, presentation, or other disclosure shall be free to proceed with the same without further reference to or agreement from the other Party; provided, however, that any such publication, presentation, or other disclosure shall acknowledge the other Party’s contribution to any Data included therein.

ARTICLE 14 REPRESENTATIONS; WARRANTIES AND COVENANTS

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Section 14.1    Representations and Warranties of both Parties. Each Party represents and warrants to the other Party, at the Effective Date, that:

14.1.1    such Party is duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

14.1.2    this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, subject to (i) the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the rights of creditors and (ii) the effect or availability of rules of Law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity);

14.1.3    the execution and delivery of this Agreement by such Party do not, and the performance of this Agreement by such Party, including the grant of rights to the other Party pursuant to this Agreement, will not: (i) conflict with, or result in any violation of or default under, any agreement, instrument or understanding, oral or written, to which it or any Affiliate is a party or by which it or any Affiliate is bound; (ii) conflict with any rights granted by such Party to any other Third Party or breach any obligation that such Party has to any Third Party; or (iii) violate any provision of any applicable Law.

Section 14.2    Representations and Warranties of the Licensing Party The Licensing Party hereby represents to the Licensed Party that, at the Effective Date:

14.2.1    the Licensing Party has the right to grant the rights granted to the other Party under this Agreement;

14.2.2    this Agreement is not in violation of any agreement between the Licensing Party and Cellectis or any other Third Party;

14.2.3    None of the Licensing Party or its Affiliates, or, to the Knowledge of the Licensing Party, any Third Party acting by or on behalf of the Licensing Party or any of its Affiliates in connection with the research, development or manufacture of the Licensed Product has been debarred or is subject to debarment;

14.2.4    the Licensed Patents are, to the Knowledge of the Licensing Party, free of any liens. The Licensed Patents listed on Exhibit 14.2.4, to the Knowledge of the Licensing Party, constitute a true and complete list of all Patent Rights Controlled by the Licensing Party or its Affiliates in the other Party’s Respective Territory relating to the Licensed Products as they exist as of the Effective Date in the other Party’s Respective Territory;

14.2.5    the Licensing Party has not received any written notice from any Third Party asserting or alleging that the development, manufacture, use or sale of the Licensed Product infringed rights of such Third Party;

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14.2.6    the Licensing Party has received no written notice of any opposition or challenge against any Licensed Patent Right in the Territory;

14.2.7    the Licensing Party has not received any written notice that any Competent Authority has commenced any investigation or any action to withdraw any regulatory filing with respect to the development or manufacture of the Licensed Product, which the Licensing Party reasonably believes may have a material adverse effect on the Development, Manufacture or Commercialization of the Licensed Product in the other Party’s Respective Territory.

Section 14.3    Covenants.

14.3.1    Servier shall use its Commercially Reasonable Efforts to enter into by December 15, 2015 the Servier / Cellectis Amendment on the exact terms and conditions as such Servier / Cellectis Amendment exists as of the Signing Date, a redacted version which has been provided to Pfizer on the Signing Date. Servier will not agree to any modifications to the Servier/ Cellectis Amendment that would impact Pfizer’s rights or obligations under this Agreement or the Servier / Cellectis Amendment without Pfizer’s consent. Servier will provide any redacted information that is proposed to be changed in the Servier / Cellectis Amendment that would impact Pfizer’s rights or obligations under this Agreement or the Servier / Cellectis Amendment to Pfizer’s outside counsel to confirm such changes. Such outside counsel will not disclose such redacted terms to Pfizer.

14.3.2    The Licensing Party shall use its best efforts to maintain its Cellectis Agreement and any existing agreement with any Third Party relating to the Licensed Products as they exist as of the Effective Date, to the extent the rights and licenses granted to the Licensing Party thereunder are sublicensed to the other Party hereunder, and shall not modify, amend, terminate or breach those Third Party agreements, if such modification, amendment, termination or breach would adversely affect the other Party’s rights under this Agreement (after taking into account any period permitted to cure alleged breaches).

Section 14.4    Mutual Disclaimer of Warranties. Except as expressly provided in this Agreement, neither Party makes any warranty of any kind either express or implied relating to the Patents, Know-How, Licensed Products, processes used in the Development of Licensed Products, including without limitation any warranty regarding their use, safety, efficacy, or performance, any warranty of merchantability or any warranty for fitness for any particular purpose or a warranty or representation that anything made, used, sold, or otherwise disposed of under the license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of Third Parties or any other express or implied legal or contractual warranty.

ARTICLE 15 INDEMNIFICATION; INSURANCE

Section 15.1    Indemnification by Pfizer in the Pfizer Territory. Pfizer shall, at its sole expense, defend, indemnify, and hold harmless Servier, the Affiliates of Servier, and their respective officers, directors, employees successors, and assigns (each, a “Servier Indemnitee”) from and against any and all Third Party Claims that arise in or derive from the Pfizer Territory and

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are connected or related in any way whatsoever to the Development, Regulatory Material, Regulatory Approval, Manufacturing, or Commercialization of the Licensed Product.

Section 15.2    Indemnification by Servier in the Servier Territory. Servier shall, at its sole expense, indemnify, and hold harmless Pfizer, the Affiliates of Pfizer, and their respective officers, directors, employees successors, and assigns (each, a “Pfizer Indemnitee”) from and against any and all Third Party Claims that arise in or derive from the Servier Territory and are connected or related in any way whatsoever to the Research, Development, Regulatory Material, Regulatory Approval, Manufacturing, Medical Affairs Activities or Commercialization of the Licensed Product.

Section 15.3    Indemnification and Defense Procedures.

15.3.1    Notice of Claim. All claims for indemnification or defense by a Party as provided herein shall be made solely by the Party seeking indemnification or defense. The Party seeking indemnification or defense of a Third Party Claim or remedies for any Losses shall give written notice of the same to the other Party reasonably promptly after the assertion against the Party of any Third Party Claim or fact in respect of which the Party intends to base a claim for indemnification hereunder (a “Claim Notice”), provided, however, that failure or delay to provide such Claim Notice shall not affect the other Party’s indemnification or defense obligations, except to the extent such failure materially and adversely affects the ability to defend such claim. Each Claim Notice must contain a description of the claim and the nature and amount of any Losses (to the extent that the nature and amount of such Losses is known at such time). The Party seeking indemnification or defense shall furnish promptly to the other Party copies of all notices, papers, correspondence, communications and official documents (including court papers) previously received or sent and thereafter that it continues to receive or send in respect of any such Third Party Claim.

15.3.2    Indemnification Procedures.

15.3.2.1    To the extent permitted by laws, the Indemnifying Party shall assume the defense and handling of such Third Party Claim, at the Indemnifying Party’s sole expense in accordance to Section 15.3.2.2.

15.3.2.2    In assuming the defense of any Third Party Claim, the Indemnifying Party: (i) shall act diligently and in good faith with respect to all matters relating to the defense, settlement or disposition of such Third Party Claim as the defense, settlement or disposition relates to the Indemnified Party; (ii) may, at its own cost, appoint as counsel in connection with conducting the defense and handling of such Third Party Claim any law firm or counsel reasonably selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; (iii) keep the Indemnified Party informed of the status of such Third Party Claim; (iv) shall have the right to settle the Claim on any terms the Indemnifying Party chooses, subject to prior notification to the Indemnified Party; provided that the Indemnifying Party shall not settle or otherwise resolve any Third Party Claim which could lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to

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indemnification hereunder or which admits any wrongdoing or responsibility for the claim on behalf of the Indemnified Party, without prior written consent of the Indemnified Party, which may not be unreasonably withheld or delayed. The Indemnified Party shall reasonably cooperate with the Indemnifying Party in its defense of any Third Party Claim for which the Indemnifying Party has assumed the defense in accordance with this Section 15.3.2, and shall have the right (at its own expense) to be present in person or through counsel at all legal proceedings giving rise to the right of indemnification.

15.3.2.3    If the Indemnifying Party fails to conduct the defense and handling of any Third Party Claim in good faith or if the Third Party Claim seeks non-monetary relief, (i) the Indemnified Party may at the Indemnifying Party’s expense, select counsel reasonably acceptable to the Indemnifying Party in connection with conducting the defense and handling of such Third Party Claim and defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party shall regularly inform the Indemnifying Party of the status of such Claim and consult with the Indemnifying Party but shall have no obligation hereunder to obtain any consent from, the Indemnifying Party in connection therewith, except that the Indemnified Party shall not settle such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed); and (ii) the Indemnifying Party shall remain responsible to indemnify the Indemnified Party as provided in this ARTICLE 15. If the Indemnified Party elects to defend or handle such Third Party Claim in accordance with this Section 15.3.2.3, the Indemnifying Party shall cooperate with the Indemnified Party, at the Indemnified Party’s request but at no expense to the Indemnified Party, and shall be entitled to participate in the defense and handling of such Third Party Claim with its own counsel and at its own expense.

Section 15.4    Insurance. During the Term and thereafter for a period of [***] years, each Party shall procure and maintain adequate insurance coverage with international reputable company or a program of self-insurance (which shall be of types and amounts sufficient to cover the liabilities hereunder, contingent or otherwise of such Party and its Affiliates). It is understood that such insurances shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under ARTICLE 15. Each Party shall provide the other Party with written evidence of such insurance upon request. Each Party shall provide the other Party with written notice at least [***] days prior to the cancellation, non-renewal or material change in such insurance.

Section 15.5    Disclaimer of Liability for Consequential Damages. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS AND EMPLOYEES BE LIABLE UNDER THIS AGREEMENT FOR SPECIAL, INDIRECT, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY THE OTHER PARTY UNDER THIS AGREEMENT, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE OR OTHERWISE, OTHER THAN IF SUCH DAMAGES ARE PAYABLE TO A THIRD PARTY AND

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INDEMNIFIABLE BY A PARTY PURSUANT TO THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, THIS DISCLAIMER DOES NOT APPLY TO STRICT LIABILITY OR DAMAGES CAUSED BY INTENTIONAL ACTS WHEREVER THE RESTRICTION OF LIABILITY IS EXCLUDED UNDER GERMAN LAW.

ARTICLE 16 TERM AND TERMINATION

Section 16.1    Term. The term of this Agreement (the “Term”) will commence on the Effective Date and will extend, unless this Agreement is terminated earlier in accordance with Section 16.2, on a Licensed Product-by-Licensed Product and country-by-country basis, until such time as the Royalty Term with respect to the sale of such Licensed Product in such country expires. Upon expiration of the Royalty Term with respect to a Licensed Product and country, the licenses granted by the Licensed Party to the other Party under this Agreement with respect to such Licensed Product shall remain in effect as granted in accordance with this Agreement but become fully paid-up, royalty-free licenses until term or termination of this Agreement.

Section 16.2    Termination. Notwithstanding anything in this Agreement or elsewhere to the contrary, this Agreement may be terminated as follows:

16.2.1    Material Breach. Either Party (the “Non-Breaching Party”) may, without prejudice to any other remedies available to it at Law, terminate this Agreement partially or in its entirety in the event the other Party (the “Breaching Party”) will have committed a material breach and such material breach will have continued or remained uncured for ninety (90) days (except in the case of a failure to make any payment due under the terms of this Agreement, in which case such failure to pay must be cured within thirty (30) days), after written notice thereof was provided to the Breaching Party by the Non-Breaching Party. Any such termination will become effective at the end of such ninety (90) day period (or, in the case of a failure to make a payment, at the end of such thirty (30) day period), unless the Breaching Party has cured any such material breach prior to the expiration of such ninety (90) day period or thirty (30) day period, as the case may be or (ii) unless the Breaching Party notifies the other Party within such sixty (60) day period that it disagrees in good faith with such asserted basis for termination, this Agreement shall not terminate unless and until the matter has been finally resolved in accordance with Section 17.2 and the arbitration award rendered specifies that the non-breaching Party shall have the right to terminate this Agreement based on such asserted breach. The right of either Party to terminate this Agreement as provided in this Section 16.2.1 will not be affected in any way by such Party’s waiver or failure to take action with respect to any previous default.

16.2.2    Mutual Consent. This Agreement may be terminated by the mutual written consent of the Parties.

16.2.3    Termination for convenience by the Licensed Party. The Licensed Party shall have the right at its sole discretion to terminate this Agreement on a Licensed Product-by-Licensed Product basis for CD19 Products after the third (3rd) anniversary of the Effective Date, upon ninety (90) days prior written notice to the Licensing Party; provided that if (i) the Servier / Cellectis Amendment that has been provided to Pfizer by Servier as of the Signing

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Date has not been entered into and become effective by December 15, 2015 or (ii) the initial clinical trial application is not approved by the EU by February 28th, 2017 then, in either (i) or (ii) such restriction on terminating this Agreement will no longer apply. The Licensed Party shall have the right at its sole discretion to terminate this Agreement on a Licensed Product-by-Licensed Product basis for ROR1 Products after the second (2nd) anniversary of the date the first Option Exercise Notice is given for ROR1 Products, upon ninety (90) days prior written notice to the Licensing Party. The Licensed Party shall have the right at its sole discretion to terminate this Agreement on a Licensed Product-by-Licensed Product basis for EGFRVIII Products after the second (2nd) anniversary of the first dosing of the first patient in the first Phase 1 Clinical Trial of the first EGFRVIII Product, upon ninety (90) days prior written notice to the Licensing Party. Pfizer shall not be liable for any damages resulting from termination of this Agreement pursuant to this Section 16.2.3 (i).

16.2.4    Termination for convenience by the Licensing Party. The Licensing Party shall have the right at its sole discretion to terminate this Agreement if the Servier / Cellectis Amendment that has been provided to Pfizer by Servier as of the Signing Date has not been entered into and become effective by March 15, 2016. Servier shall not be liable for any damages resulting from termination of this Agreement pursuant to this Section 16.2.4; provided that Servier has met its obligations under Section 14.3.1.

16.2.5    Termination for Safety Reasons by the Licensed Party. The Licensed Party may terminate this Agreement with respect to any given Licensed Product any time for safety reasons upon a thirty (30) days’ written notice to the Licensing Party after consulting with the Licensing Party with respect to such Safety Reasons. “Safety Reasons” shall mean the Licensed Party’s reasonable belief, based upon scientific data that there are safety and public health issues relating to the Product such that the medical benefit/risk ratio of such Product is sufficiently unfavorable as to materially compromise the welfare of patients.

16.2.6    Termination for Insolvency. Either Party may terminate this Agreement if, at any time, the other Party will file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party proposes a written agreement of composition or extension of substantially all of its debts, or if the other Party will be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition will not be dismissed within ninety (90) days after the filing thereof, or if the other Party will propose or be a party to any dissolution or liquidation, or if the other Party will make an assignment of substantially all of its assets for the benefit of creditors. Upon the bankruptcy of any Party, the non-bankrupt Party will further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, will be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

16.2.7    Termination of the Cellectis Agreement by Cellectis. This Agreement shall immediately terminate with respect to a given Licensed Product in the event the Servier / Cellectis Agreement is terminated with respect to such Licensed Product by Cellectis pursuant to Section 11.2.1 of the Servier / Cellectis Agreement or the Pfizer / Cellectis Agreement is terminated with respect to such Licensed Product by Cellectis pursuant to Section 9.4 of the Pfizer / Cellectis Agreement. [***]

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[***].

16.2.8    Effects of Termination. In the event of any termination of this Agreement in its entirety or with respect to any given Licensed Product (i) by the Licensing Party pursuant to Section 16.2.1 for a Material Breach of the Licensed Party, or (ii) by the Licensed Party pursuant to Section 16.2.3:

16.2.8.1    the Licensed Party will return to the Licensing Party or destroy (and certify such destruction to the Licensing Party) all the Licensing Party’s Confidential Information related to the terminated Licensed Product (provided that the Licensed Party shall be entitled to retain one (1) copy for archival and compliance purposes, and as required by applicable Law or regulatory requirement);

16.2.8.2    the Licensing Party shall have the right to acquire some or all of the inventory of the terminated Licensed Product, as requested by the Licensing Party, in possession of the Licensed Party and its Affiliates as of the date of such termination and, if the Licensing Party so acquires any or all such inventory, shall reimburse the Licensed Party the cost incurred by the Licensed Party for such inventory;

16.2.8.3    the Parties shall cooperate to promptly transfer ownership of all regulatory filings and Regulatory Approvals (including any such filings and approvals related to manufacturing) to the extent permitted by applicable Laws, and responsibility for regulatory communication held by the Licensed Party in its Respective Territory to the Licensing Party. Unless otherwise required by any applicable Law or regulation or requested by the Licensing Party, the foregoing assignment (or availability) shall be made within thirty (30) days after the effective date of any termination;

16.2.8.4    all licenses and sublicenses granted by the Licensing Party to the Licensed Party hereunder shall terminate;

16.2.8.5    to the extent requested by the Licensing Party, the Licensed Party shall grant the Licensing Party an exclusive, worldwide, royalty bearing license, with the right to sublicense, under the Licensed Party’s Intellectual Property (other than the Joint Intellectual Property) that is necessary to further Develop, Manufacture and Commercialize the terminated Licensed Products as they exist as of the date of termination in the Field. The Licensing Party shall pay the Licensed Party a royalty on Net Sales of the Licensed Product in the Licensed Party’s Respective Territory for such Licensed Party Intellectual Property equal to 1.5% in the case of termination after completion of the first Phase 1 Clinical Study for such terminated Licensed Product, 2% in the case of termination after completion of the first Phase 2 Clinical Study for such terminated Licensed Product and 2.5% in the case of termination after the filing for Marketing Approval for such terminated Licensed Product. For clarity, no royalty shall be payable in case of termination prior to the completion of a first Phase 1 Clinical Study for such terminated Licensed Product;

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16.2.8.6    the Licensed Party shall promptly provide to the Licensing Party a copy of all Data and the Licensed Party’s Know-How solely related to the terminated Licensed Product to the extent not previously provided to the Licensing Party; and

16.2.8.7    the Parties will discuss in good faith the wind-down or transfer to the Licensing Party of any ongoing clinical trials or any ongoing pre-clinical studies or formulation studies (e.g., stability studies) for the terminated Licensed Products conducted by or on behalf of the Licensed Party or its Affiliates; provided that at the Licensing Party’s request the Licensed Party shall either: (i) pursue any such Clinical Studies, pre-clinical studies or formulation studies, or any portion thereof; for a period not exceeding twelve (12) months following the effective date of termination or (ii) promptly transition to the Licensing Party or its designee such Clinical Studies, pre-clinical studies or formulation studies, or portions thereof; in each case, at the Licensed Party’s costs and expense except in case of termination by the Licensed Party for breach of the Licensing Party pursuant to Section 16.2.1.

16.2.9    Transition. The Licensed Party shall use diligent efforts to cooperate with the Licensing Party or its designee at Licensing Party’s cost (except in case of termination by the Licensing Party for breach of the Licensed Party pursuant to Section 16.2.1) to effect a smooth and orderly transition in the development, sale and ongoing marketing, promotion and Commercialization of the terminated Licensed Product.

Section 16.3    Accrued Payment Pending Termination and Survival.

16.3.1    The termination or expiration of this Agreement shall not affect any payment of any debts or obligations accruing prior to such date of termination or expiration. For the avoidance of doubt, Milestone Payments by the Licensed Party as set forth in Sections 11.3 and 11.4 will be due on Milestone achieved during the period between any notice of termination under Section 16.4 and the effective date of termination, as accrued.

16.3.2    The provisions of Article 1 (Definitions), Sections 7.2 (Recall), 7.5 (Pharmacovigilance Agreement), 11.8.3 (Records; Inspections), 12.2.2.3 (Joint Patent Rights), 13 (Confidentiality), 15 (Indemnification), 16.2.8 (Effects of Termination), 16.2.9 (Transition), 16.3 (Accrued Payment Pending Termination and Survival) and 17 (Miscellaneous) will survive the expiration or any termination of this Agreement for any reason, in accordance with their respective terms and conditions, and for the respective duration stated therein, and where no duration is stated, will survive indefinitely. In addition, any Section that is referred to in the above listed Sections shall survive solely for the interpretation or enforcement of the latters.

Section 16.4    Discontinuation by the Licensing Party in its Respective Territory of the Licensed Party’s Licensed Products.

16.4.1    The Licensing Party shall have the right at its sole discretion to terminate its involvement in the Development or Commercialization of all of its Licensed Products directed at any given Collaboration Target (i.e., all CD19 Products or ROR1 Products with respect to

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Servier and all EGFRVIII Products with respect to Pfizer): (i) for CD19 Products after the third (3rd) anniversary of the Effective Date, (ii) for ROR1 Products after the second (2nd) anniversary of the date the first Option Exercise Notice is given for ROR1 Products and (iii) for EGFRVIII Products after the after the second (2nd) anniversary of the first dosing of the first patient in the first Phase 1 Clinical Trial of the first EGFRVIII Product, upon ninety (90) days prior written notice to the Licensing Party.

ARTICLE 17 MISCELLANEOUS

Section 17.1    Public Announcements. Except as required by applicable Laws or the rules of any stock exchange, neither Party will make any public announcement of any information regarding this Agreement or any activities under this Agreement without the prior written approval of the other Party, which approval will not be unreasonably withheld or delayed. Each Party will submit to the other Party any proposed announcements at least thirty (30) days prior to the intended date of publication of such announcement to permit review and approval. Once any statement is approved for disclosure by the Parties or information is otherwise made public in accordance with the preceding sentence, either Party may make a subsequent public disclosure of the specific contents of such statement without further approval of the other Party.

Section 17.2    Dispute Resolution.

17.2.1    Arbitration. In the event an Arbitrable Matter arises (each, a “ Dispute”), the Alliance Managers will attempt in good faith to resolve such Dispute, failing which either Party may cause such Dispute to be referred to the Executive Officers for resolution. The Executive Officers shall attempt in good faith to resolve such Dispute by unanimous consent. If the Executive Officers cannot resolve such Dispute within thirty (30) days of the matter being referred to them, then either Party may submit such Dispute to arbitration for final resolution by arbitration request (the “Arbitration Request”) under the Rules of Arbitration of the International Chamber of Commerce (the “Rules”) by three arbitrators appointed in accordance with the said Rules (each such arbitration, an “Arbitration”). Any Arbitration may be initiated by either Party in accordance with the Rules. Each Arbitration will be conducted in English and all foreign language documents shall be submitted in the original language and, if so requested by any arbitrator or Party, shall also be accompanied by a translation into English. The place of arbitration shall be Berlin, Germany, which location cannot be changed and the location for all hearings and meetings in any Arbitration shall be selected by a majority vote of the arbitrators. The arbitrators in any Arbitration shall enforce and not modify the terms of this Agreement. The award of the arbitrators shall be final and binding on each Party and its respective successors and assigns, and judgment may be entered thereupon and enforced in any court of competent jurisdiction pursuant to the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards or other applicable Law. All costs and expenses of any Arbitration, including reasonable attorneys’ fees and expenses and the administrative and arbitrator fees and expenses, shall be borne by the Parties as determined by the arbitrators. Nothing in this Section 17.2.1 shall be construed as limiting the right of a Party to seek, in a court of competent jurisdiction, an injunction or other equitable relief in aid of Arbitration (including to maintain the status quo or preserve the subject matter of the Arbitration) with respect to any actual or threatened breach of this Agreement or otherwise to prevent or avoid irreparable harm.

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17.2.2    Accelerated Arbitration Procedure. In the event of a Dispute between the Parties that is not resolved pursuant to Section 3.9 and that is not resolved pursuant to Section 17.2.1, either Party may submit such Dispute to arbitration for final resolution pursuant to Section 17.2.1, with the following additional condition (the “Accelerated Arbitration Procedure”): the arbitrators shall use their best efforts to enter an award within six (6) months following the submission of such Dispute to Arbitration and the Parties shall use reasonable efforts to comply with the procedures and obligations set forth in Section 17.2.1 so that a final award may be entered within six (6) months following the appointment of the last of the three arbitrators pursuant to the Rules and Section 17.2.1.

17.2.3    Confidentiality. Except to the limited extent necessary to comply with applicable Law, legal process, or a court order or to enforce a final settlement agreement or secure enforcement or vacatur of the arbitrators’ award, the Parties agree that the existence, terms and content of any Arbitration, all information and documents disclosed in any Arbitration or evidencing any arbitration results, award, judgment or settlement, or the performance thereof, and any allegations, statements and admissions made or positions taken by either Party in any Arbitration shall be treated and maintained in confidence and are not intended to be used or disclosed for any other purpose or in any other forum.

17.2.4    Communications with Internal Counsel. In the course of the negotiation and implementation of this Agreement and the resolution of any disputes, investigations, administrative or other proceedings relating thereto, each Party will call upon the members of its internal legal department to provide advice to such Party and its directors, employees and agents on legal matters. Notwithstanding any rights to the contrary under applicable procedural or substantive rules of law, each Party agrees not to request, produce or otherwise use any such communications between members of its legal department and directors, employees or agents in connection with any such disputes, investigations, administrative or other proceedings, to the extent such communications, if they had been exchanged between such Party and external attorneys, would have been covered by legal privilege and not discloseable.

17.2.5    Governing Law. This Agreement and any dispute arising from the performance or breach hereof will be governed by and construed and enforced in accordance with the Laws of Germany, excluding its rules of conflict of laws.

17.2.6    Assignment. This Agreement will not be assignable by either Party to any Third Party without the written consent of the other Party hereto. Notwithstanding the foregoing, each Party may assign this Agreement, without the consent of the other Party, to an Affiliate. Any assignment in violation of this provision is void and without effect.

Section 17.3    Binding Agreement. This Agreement, and the terms and conditions hereof, will be binding upon and will inure to the benefit of the Parties and their respective successors, heirs, administrators and permitted assigns.

Section 17.4    Force Majeure. No Party will be held liable or responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or

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delaying. For purposes of this Agreement, “force majeure” is defined as causes beyond the control of the Party, including, without limitation, acts of God; Laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In the event of force majeure, Pfizer or Servier, as the case may be, will immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice will thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as such Party is so disabled, up to a maximum of ninety (90) days, after which time the Party not affected by the force majeure may terminate this Agreement. To the extent possible, each Party will use reasonable efforts to minimize the duration of any force majeure.

Section 17.5    Notices. Any notice or request required or permitted to be given under or in connection with this Agreement will be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), email or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

If to Pfizer:

Pfizer Inc.

235 East 42nd Street

New York, NY 10017

Attention: President, Pfizer Oncology

With copies to:

Pfizer Inc.

235 East 42nd Street

New York, NY 10017

Attention: General Counsel

Facsimile No.:

Pfizer Inc.

235 East 42nd Street

New York, NY 10017

Attention: Senior Vice President, Business Development

Facsimile No.:

If to Servier:

Les Laboratoires Servier

50 rue Carnot

92284 Suresnes Cedex

France

Attention : Alliance Management Director & US Licenses

Facsimile:

Email:

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With a copy to:

Attention: Director Contract Department

Les Laboratoires Servier

50 rue Carnot

92284 Suresnes Cedex

France

or to such other address for such Party as it will have specified by like notice to the other Parties, provided that notices of a change of address will be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery will be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery will be deemed to be the next business day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery will be deemed to be the third (3rd) day after such notice or request was deposited with the postal service. If sent by email, the date of delivery will be deemed to be the day that the Party giving notice receives electronic confirmation of sending from its email provider.

Section 17.6    Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances will be construed as a continuing waiver of such condition or term or of another condition or term.

Section 17.7    Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties will negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof will remain in full force and effect in such jurisdiction and will be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of such provision in any other jurisdiction.

Section 17.8    Entire Agreement. This Agreement, including the schedules and exhibits hereto, sets forth all the covenants, promises, agreements, appendices, warranties, representations, conditions and understandings between the Parties hereto and supersedes and terminates all prior agreements and understandings between the Parties relating to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties relating to the subject matter hereof other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

Section 17.9    Independent Contractors. Nothing herein will be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party will assume, either

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directly or indirectly, any liability of or for the other Party. Neither Party will have the authority to bind or obligate the other Party and neither Party will represent that it has such authority.

Section 17.10    Headings. Headings used herein are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

Section 17.11    Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of Law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The Parties each acknowledge that they have had the advice of counsel with respect to this Agreement, that this Agreement has been jointly drafted, and that no rule of strict construction shall be applied in the interpretation hereof. Unless the context requires otherwise: (i) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (ii) any reference to any Applicable Law herein shall be construed as referring to such Applicable Law as from time to time enacted, repealed or amended; (iii) any reference herein to any person shall be construed to include the person’s permitted successors and assigns; (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (v) all references herein to Articles, Sections, or Schedules, unless otherwise specifically provided, shall be construed to refer to Articles, Sections or Schedules of this Agreement; (vi) provisions that require that a Party, the Parties or any Committee hereunder “agree”, “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, electronic mail, letter, approved minutes or otherwise (but excluding instant messaging); (vii) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or” and (viii) the words “will” and “shall” will have the same meaning in this Agreement. This Agreement has been executed in English, and the English version of this Agreement shall control.

CONFIDENTIAL

Section 17.12    Anti-Bribery and Anti-Corruption Practices. Subject to applicable Laws, each Party shall not, in connection with the performance of their respective obligations under this Agreement, directly or indirectly through Third Parties, pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to a Public Official or Entity for purpose of obtaining or retaining business for or with, or directing business to, either Party (it being understood that such Party, and to its knowledge, its and its Affiliates’ employees, has not directly or indirectly promised, offered or provided any corrupt payment, gratuity, emolument, bribe, kickback, illicit gift or hospitality or other illegal or unethical benefit to a Public Official or Entity in connection with the performance of such Party’s obligations under this Agreement, and shall not, directly or indirectly, engage in any of the foregoing). For the purposes hereof, “Public Official or Entity” shall mean (i) any officer, employee (including physician, hospital administrator, or other healthcare professional), agent, representative, department, agency, de facto official, representative, corporate entity, instrumentality or subdivision of any government, military or international organization, including, but not limited to, any ministry or department of health or any state-owned or affiliated company or hospital, or (ii) any candidate for political office, any political party or any official of a political party.

Section 17.13    Counterparts. This Agreement may be signed in counterparts, each and every one of which will be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers. Facsimile signatures will be treated as original signatures.

ARTICLE 18 ENTRY INTO FORCE

This Agreement and any right and obligation hereunder shall enter into force immediately upon the entry into force of the Servier / Cellectis Amendment, a redacted copy of which has been disclosed to Pfizer(the date of such, the “Effective Date”). Notwithstanding the above, Sections 14.3.1, 16.2.3 and 16.2.4 of this Agreement shall enter into force as of the Signing Date.

(signature page follows)

IN WITNESS WHEREOF, the Parties have caused this Exclusive Collaboration and License Agreement to be executed by their duly authorized representatives.

For Pfizer,			For Les Laboratoires Servier,

By:	/s/ G. M. Dolsten	By:	/s/ Christian Bazantay
		Name:	CHRISTIAN BAZANTAY
		Title:	Proxy

		By:	/s/ Eric Falcand
		Name:	Eric FALCAND
		Title:	Proxy

For Institut de Recherche Internationales Servier

By:	/s/ Dr. Emmanuel Canet
Name:	Dr. Emmanuel CANET
Title:	President of R&D

[Signature Page to the Exclusive License and Collaboration Agreement]

CONFIDENTIAL

Exhibit 1.10

First CD 19 Product

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Schedule 2.6.4.2

[CD19 and ROR1 Products (per each Licensed Product)

Milestone Events	Milestone Payments (in EUR)
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Exhibit 5.2

Global Research and Development Plan and

Global Research and Development Budget

GLOBAL DEVELOPMENT PLANS FOR UCART19 and ROR1

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Exhibit 14.2.4

Licensed Patents

SERVIER PATENT RIGHTS**

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PFIZER PATENT RIGHTS**

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